UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PLASTINUM POLYMER
TECHNOLOGIES CORP.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

Common Stock, par value $.001 per share

2)	Aggregate number of securities to which transaction applies:

185,161,780 shares (includes 102,276,391 outstanding shares and 82,885,389 shares issuable upon conversion or exercise of outstanding convertible debt, preferred stock, warrants and options)

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$0.14 per share based on last sale price as reported by the OTC Bulletin Board on July 15, 2010.

4)	Proposed maximum aggregate value of transaction:

$25,922,649

5)	Total fee paid:

$5,184.53

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PLASTINUM POLYMER TECHNOLOGIES CORP.
10100 Santa Monica Blvd., Suite 300
Los Angeles, CA 90067

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held ________ __, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Plastinum Polymer Technologies Corp., a Delaware corporation (the “Company” or “Plastinum”), will be held on ________ __, 2010, at 10:00am, New York time, at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 1201 RXR Plaza, Uniondale, New York 11556, for the following purposes:

1.	to elect each of Jacques Mot, Marcel Rokegem and Pierre Kladny to our Board of Directors to serve until the next Annual Meeting until his successor is elected and qualified (“Proposal 1”);

2.	to ratify the appointment of RBSM LLP as our independent registered public auditors for the fiscal year ending December 31, 2010 (“Proposal 2”);

3.
to approve and adopt the Reorganization Agreement, substantially in the form attached, by and between the Company and PPT Holding B.V., a Dutch company and currently a subsidiary of the Company (“PPT”), whereby shares of the Company’s common stock will no longer publicly trade in the United States, but instead the Company’s business operations, which are controlled by PPT, will publicly trade under PPT on a European securities market and the Company security holders will become PPT security holders (the “Reorganization” or “Proposal 3”); and

4.	to transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on ________ __, 2010 are entitled to notice of and to vote at the meeting and any adjournments.  All stockholders are cordially invited to attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on ________ __, 2010:  The proxy statement, the accompanying proxy card, and the Company’s 2009 annual report to stockholders are available on the Internet at www.colonialstock.com/plastinum2010 pursuant to the U.S. Securities and Exchange Commission’s “Notice and Access” process.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EITHER SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE PROCEDURES PROVIDED ON THE NOTICE AND ACCESS CARD OR, IF YOU HAVE ELECTED TO RECEIVE A COPY OF YOUR PROXY CARD IN THE MAIL, COMPLETE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.  PLEASE NOTE THAT SUBMITTING A PROXY USING ANY ONE OF THESE METHODS WILL NOT PREVENT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON.

Sincerely,

Dated: ________ __, 2010	/s/ Jacques Mot

Jacques Mot
Chairman, President and Chief Executive Officer

PLASTINUM POLYMER TECHNOLOGIES CORP.
10100 Santa Monica Blvd., Suite 300
Los Angeles, CA 90067

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
________ __, 2010

GENERAL INFORMATION

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of Plastinum Polymer Technologies Corp., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 1201 RXR Plaza, Uniondale, New York 11556, on ________ __, 2010, at 10:00 a.m., New York time, and at any and all adjournments thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the accompanying proxy, as well as the Company's 2009 Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, are first being made available on the Internet at www.colonialstock.com/plastinum2010 to the stockholders of the Company on or about ________ __, 2010.

Costs of Solicitation

Our Board is soliciting your proxy for use at the Annual Meeting of Stockholders and at any adjournment of the Annual Meeting of Stockholders. We will bear the costs of the proxy solicitation, including expenses in connection with the preparation of this Proxy Statement.  In addition to solicitation by mail, our officers, directors and employees may solicit proxies in person, by telephone, by facsimile and by e-mail.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as the close of business on ________ __, 2010. Accordingly, only stockholders of record at the close of business on such date will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on June 30, 2010, (i) the Company had outstanding 102,276,391 shares of Common Stock, $.01 par value per share (the "Common Stock"), each of which entitled the holder to one vote and (ii) the Company had outstanding 61,650 shares of Series B Preferred Stock, par value $.01 per share, which were convertible into an aggregate of 18,132,353 shares of Common Stock and which entitle the holder to one vote per share of Common Stock into which the Series B Preferred Stock could be converted. There were no issued shares held by the Company in its treasury. Treating all outstanding shares of Series B Preferred Stock on an “as converted” basis, holders of a total of 120,408,744 shares of Common Stock (or deemed Common Stock) are entitled to vote at the Annual Meeting.

Required Vote, Broker Non-Votes and Abstentions

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The election of directors nominated will require the vote, in person or by proxy, of a plurality of all shares entitled to vote at the Annual Meeting.   Proposal 3 approving the reorganization of the Company will require the approval of the holders of a majority of the outstanding shares of Common Stock (treating shares of Series B Preferred Stock as if converted to Common Stock).  All other matters will require the affirmative vote of a majority of the votes cast.

Proxies marked as abstaining (including proxies containing "broker non-votes") on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.  A "broker non-vote" occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  If a quorum is present, abstentions will have no effect on the election of directors or on any of the other proposals to be voted upon, except for Proposal 3 where an abstention will have the same effect as a vote “against” such proposal.

 If your shares are held for you in an account by a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions for voting.  If do not vote your shares that are held in “street name”, your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted.  Proposal 2, to ratify the appointment of RBSM LLP as our independent registered public accounting firm, is considered a routine matter.  Proposal 1, to elect directors, and Proposal 3, to approve the reorganization of the Company, are considered non-routine matters. Your brokerage firm cannot vote your shares with respect to Proposal 1 or Proposal 3 unless it receives your voting instructions.  We encourage you to provide voting instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company, Attn: Chief Executive Officer, of a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as directors of the nominees listed on the following pages, in favor of Proposals 2 and 3, and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the proxy holder’s own discretion. Votes are tabulated at the Annual Meeting by inspectors of election.

Dissenters’ Right of Appraisal

There is no proposal to be voted upon at the Annual Meeting for which Delaware law, our Certificate of Incorporation or By-laws provide a right of a stockholder to dissent and obtain appraisal or payment for such stockholder’s shares.  Therefore, our stockholders do not have dissenters’ rights with respect to the proposals to be voted upon by the stockholders as described in this proxy statement.

Interest of Certain Persons in Matters to Be Acted Upon

Jacques Mot, Chairman of the Board of Directors, our President and Chief Executive Officer, owns 38,772,076 shares of Common Stock and his vote will count with respect to each Proposal.  Mr. Nils Berten, our Chief Operating Officer, owns 400,000 shares of Common Stock and his vote will count with respect to each Proposal.  Mr. Marcel Rokegem, a member of our Board of Directors owns 50,000 shares of Common Stock and his vote will count with respect to each Proposal.  Pierre Kladny, a member of our Board of Directors, owns 24,000 shares of Common Stock and his vote will count with respect to each Proposal.  Mr. Robert Scherne, our Interim Chief Financial Officer, owns 317,093 shares of Common Stock and his vote will count with respect to each Proposal.  Richard von Tscharner owns or, through an affiliate of his, controls the voting of a total of 8,670,544 shares of Common Stock.  He is also the owner of 14.83% of the equity capital of PPT Holding B.V., the Dutch subsidiary in which the Company’s Stockholders will receive securities if Proposal 3, the reorganization of the Company, is approved.  (See the description of Proposal 3 below.)  All shares voted by Mr. von Tscharner will count with respect to each proposal.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, certain information, as of June 30, 2010, regarding beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of the named executive officers and (iv) all of our current executive officers and directors as a group.  At the close of business on June 30, 2010, (i) there were 102,276,391 shares of our common stock issued and outstanding and (ii) 61,650 shares of our Series B-1 Convertible Preferred Stock issued and outstanding convertible into 18,132,353 shares of our common stock.  Unless otherwise noted, we believe that all persons named in the table have sole voting power and investment power with respect to all shares beneficially owned by them and the information as to persons who are not officers or directors of the Company is based upon the latest information made available to the Company.  Shares of common stock subject to warrants or other instruments currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof are deemed outstanding for computing the number of shares beneficially owned and the percentage of outstanding shares of the class held by a person holding such warrants or other instruments, but are not deemed outstanding for computing the percentage of any other person.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Jacques Mot (1)	45,972,076	42.4%
Marcel Rokegem	50,000	* %
Robert Scherne	317,093	* %
Nils Berten (2)	1,400,000	1.4%
Pierre Kladny	24,000	* %
Lombard Odier Darier Hentsch & CIE (3) Rue de La Coraterie 11 1204 Geneva, Switzerland	7,300,000	7.1%
Richard von Tscharner (4) Rue de La Coraterie 11 1204 Geneva, Switzerland	47,043,618	33.2%
Schroder & Co Banque SA (5) Rue d'Italie 8 1204 Geneva, Switzerland	16,939,456	14.5%
All executive officers and directors as a group (5 persons)	47,763,169	43.6%

* less than 1%

(1)
Consists of (i) 38,772,076 issued and outstanding shares of common stock, (ii) 400,000 shares issuable upon conversion of a $200,000 convertible loan made by Mr. Mot on July 10, 2006, (iii) immediately exercisable warrants to purchase an additional 400,000 shares of common stock at an exercise price of $0.50 per share, and (iv) 5,400,000 shares issuable upon exercise of immediately exercisable options.  Does not include unvested options issued to Mr. Mot to purchase 7,200,000 shares of common stock.

(2)
Consists of (i) 400,000 issued and outstanding shares of common stock and (ii) 1,000,000 shares issuable upon exercise of immediately exercisable options.  Does not include unvested options issued to Mr. Berten to purchase 3,000,000 shares of common stock.

(3)	Mr. Richard von Tscharner has shared voting control over the shares held by Lombard Odier Darier Hentsch & CIE.

(4)
Richard von Tscharner is an affiliate of Lombard Odier Darier Hentsch & CIE (“LODH”) and has shared voting control over shares held by LODH.  Beneficial ownership consists of (i) 252,897 issued and outstanding shares of common stock held by Mr. von Tscharner, (ii) 7,300,000 issued and outstanding shares of common stock held by LODH, (iii) 1,117,647 shares issuable upon conversion of Series B-1 Convertible Preferred Stock owned by Mr. von Tscharner, (iv) 3,920,000 shares issuable upon exercise of immediately exercisable warrants held by Mr. von Tscharner and (v) 34,453,074 shares issuable upon conversion of Convertible Promissory Notes held by Mr. von Tscharner.  Mr. von Tscharner also owns 14.83% of the equity capital of PPT Holding, B.V., the Company’s Dutch subsidiary in which the Company’s stockholders will receive securities if Proposal 3, the Reorganization, is approved.

(5)
Consists of (i) 2,539,147 issued and outstanding shares of common stock, (ii) 11,352,941 shares issuable upon conversion of outstanding shares of Series B-1 Convertible Preferred Stock and (iii) immediately exercisable warrants to purchase an additional 3,047,368 shares of common stock at an exercise price of $0.57 per share.

PROPOSAL 1
ELECTION OF DIRECTORS

Pursuant to our By-laws, our Board of Directors shall consist of not less than one (1) nor more than twenty (20) members, the exact number of which shall be fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of Directors constituting the entire Board at three (3) effective as of the date of the Annual Meeting. Each Director elected by the stockholders’ actions will serve until the Company's next Annual Meeting and until his successor is duly elected and qualified.

Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect on the election of directors.

Set forth below is biographical information for the nominees for election to the Board of Directors including information furnished by them as to their principal occupations at present and for the past five years, certain directorships held by each, their ages as of May 8, 2009 and the year in which each director became a director of the Company.

There are no family relationships between any nominee and/or any executive officers of the Company.

The Board of Directors has determined that Mr. Rokegem is “independent” and that each of  Mr. Mot and Mr. Kladny is not “independent” as defined in NASDAQ Marketplace Rule 4200.

Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holder of the proxies may, in his discretion, determine. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation of Our Board of Directors

The Board of Directors recommends a vote FOR the election of each of the nominees named below.

Executive Officers, Director Nominees and Qualifications

The biographies of each of our current executive officers, significant employees and nominees for director below contains information regarding the person’s positions with the Company, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and, for director nominees, the experiences, qualifications, attributes or skills that the Board used to determine that the person should serve as a director for the Company beginning at the Annual Meeting.

Name	Age	Position and Offices with the Company
Jacques Mot	53	Chairman of the Board of Directors (nominee), President and CEO
Marcel Rokegem	61	Director (nominee)
Pierre Kladny	47	Director (nominee)
Robert Scherne	53	Chief Financial Officer
Nils Berten	41	Chief Operating Officer

Jacques Mot served as the Chairman of the Board, President and CEO for New Generation Holdings, Inc. (“NGH”) and Plastinum from April of 1999 to January 24, 2000 and again from February 2002 until the present. Mr. Mot was also a Director of Argenta & Magnum Management Company Ltd. — Gibraltar, a company that was engaged in providing financial advisory services. From 1987 to 1992, Mr. Mot was the General Manager and Director of Iesa Investissements S.A., a portfolio management and investment company, where he handled portfolio and investment management on a confidential basis. Mr. Mot attended the University of Lausanne, Switzerland studying economics from 1976-1979.  Mr. Mot’s day-to-day strategic leadership provides our Board of Directors with extensive knowledge of the Company’s operations and the unique perspective of a major stockholder of the Company.

Marcel Rokegem has served as a Director of NGH and Plastinum since 1999. As of 1991 he acted as an independent investment consultant. From 1987 to 1991 he was co-founding partner and director of Euro Suisse Securities, a member of the London Stock Exchange. From 1982 to 1987 he was co-founding partner and director of Jesup and Lamont International, an affiliate of Jesup and Lamont Securities Co., a member of the New York Stock Exchange and one of the oldest Wall Street firms. Prior to that Mr. Rokegem was partner in charge of the international department of Biard, Hombergen, Pringiers and Co., a member of the Brussels Stock Exchange. He started his career with Kredietbank in Brussels where he was responsible for international equity trading and sales. He attended the Antwerp Jesuit University where he studied AES (Applied Economic Science). He is a diploma holder from I.S.M.A. and is an officially recognized insurance consultant. Mr. Rokegem provides our Board of Directors with analytical expertise and financial experience.

Pierre Kladny has served as a Director of the Company since July 1, 2008.  Since 2006, Mr. Kladny has served as Managing Partner of ValleyRoad Capital SA, a private equity and investment banking boutique in Geneva, Switzerland, of which he was also a founder. Before that, Mr. Kladny was an entrepreneur for 18 years. He joined Lombard Odier Darier Hentsch & CIE (a large Swiss private bank, “LODH”) in 2002 as Senior Vice President conducting mergers and restructurings for the LODH Immunology Biotech Fund, the Minicap Technology Fund and the Renaissance Tech Funds and served on their boards as a member or observer. He also headed the Performance Measurement department at LODH and created the Private Equity Advisory Services department at LODH with CHF800 million under advisory mandate and/or custody. Prior to that, he founded and managed four companies in the technology and consumer goods spaces and as an angel and regular investor he worked with numerous start-ups. Mr. Kladny is registered as a qualified fund manager with the Jersey Financial Services Commission and the equivalent commission in the British Virgin Islands. Mr. Kladny holds a Masters in Science degree from the Swiss Federal Institute of Technology in Lausanne and a Postgraduate degree in industrial accounting from the Swiss French Center for Managerial Studies. Mr. Kladny provides our Board of Directors with strategic expertise and financial experience.

Robert Scherne has provided his services as the Interim Chief Financial Officer of NGH and Plastinum since February 2006 on a leased basis through Robert C. Scherne, CPA, PC, a company that specializes in providing financial management personnel to businesses on a temporary basis. Mr. Scherne has been the principal of Robert C. Scherne, CPA, PC, since March 2003. Mr. Scherne served as an officer and Secretary of Forme Capital, Inc. from September 2007 to March 2008, CFO, Secretary and Treasurer of Dentalserve.com from December 2006 until December 2007, and as CFO of UniPro Financial Services, Inc., from September 2005 until November 2006. Prior to 2003, Mr. Scherne was employed as an accountant by Merdinger, Fruchter Rosen and Company from December 1993 to December 2002; by Louis Sturz & Co. and its successor firm Grossman, Russo & Shapiro from July 1986 until November 2002; and by L.H. Frishkoff &Co. and its successor firm A. Uzzo & Co. from July 1978 to June 1986. Mr. Scherne holds a Bachelors of Business Administration degree in Accounting from Pace University (New York City), and is an active member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Nils Berten began his service as Chief Operating Officer of Plastinum on January 7, 2008.  Prior to that, he was employed by Slokker Sales BV beginning in 2005 where he was responsible for setting up a financial services company for Coldwell Banker Realtors Netherlands and overseeing international real estate investments. From 2004, Mr. Berten has also been the owner of Funhaler, a company that developed a new product for the young consumer. From 2003, he has also been the co-owner of Klaus Vastgoed, a real estate investment company. Prior to that, from 1999 to 2003, he was a franchisee of Financieel Compleet.

Involvement in Certain Legal Proceedings

As representative of the majority shareholder of BULA Machines SA, a Swiss private company active in building polishing machinery in Henniez (Canton VD) (“BULA”), Pierre Kladny was called to the Board of Directors in 2006 in order to attempt to avoid the bankruptcy of BULA. Thereafter, BULA entered into a procedure in Switzerland analogous to a filing under “Chapter 11” of the Federal Bankruptcy laws of the United States. BULA eventually proceeded to liquidation, which took place in 2007. To the knowledge of Mr. Kladny, no legal actions have been taken to date against Mr. Kladny in connection with his service on the Board of Directors of BULA.

Certain Relationships and Related Transactions

The Company has received advances from Mr. Jacques Mot, our President and Chief Executive Officer, for working capital purposes.  As of December 31, 2009, the outstanding amount of such advances was $26,723.  The advances are non-interest bearing.

On January 27, 2009, we entered into a Note Purchase Agreement with Richard von Tscharner pursuant to which we sold and issued a Convertible Promissory Note in the principal amount of $1,000,000.  The Convertible Promissory Notes accrues interest at a rate of 10% per annum, matures on January 27, 2012 and is convertible into shares of common stock at an initial conversion price of $0.22 per share or an aggregate of 4,545,455 shares, subject to adjustment as contained in the Note.

On June 15, 2009, we entered into a Note Purchase Agreement with Richard von Tscharner pursuant to which we sold and issued a Convertible Promissory Note in the principal amount of $3,000,000.  The Convertible Promissory Note is convertible into shares of common stock at an initial conversion price of $0.28 per share or a total of 10,714,286 shares, subject to adjustment as contained in the Convertible Promissory Note.

On September 25, 2009, we entered into a Note Purchase Agreement with Richard von Tscharner pursuant to which we sold and issued a Convertible Promissory Note in the principal amount of $2,000,000.  The Convertible Promissory Note is convertible into shares of common stock at an initial conversion price of $0.24 per share or a total of 8,333,333 shares, subject to adjustment as contained in the Convertible Promissory Note.

The Convertible Promissory Notes issued on June 15, 2009 and September 25, 2009 accrue interest at a rate of 10% per annum and mature on June 15, 2012.

On January 19, 2010, we entered into a Note Purchase Agreement with Richard von Tscharner pursuant to which we sold and issued a Convertible Promissory Note in the principal amount of $2,172,000 which accrues interest at a rate of 10% per annum, matures on January 19, 2013 and is convertible into shares of common stock at an initial conversion price of $0.20 per share.  In connection with the issuance of the Convertible Promissory Note, we also issued to Richard von Tscharner a Warrant to purchase 3,620,000 shares of common stock at an exercise price of $0.20 per share and expiring on January 19, 2013.

There have been no transactions, or series of similar transactions, during 2009, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded or is expected to exceed $120,000 and in which any director of our company, any executive officer of our company, any shareholder owning of record or beneficially 5% or more of our common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest except as otherwise disclosed in this report (a “Related Person Transaction”).

The Company’s policy with regards to Related Person Transactions requires that where a transaction has been identified as a Related Person Transaction, the independent members of the Board of Directors of the Company must approve or ratify it. Management must present to such independent members of the Board of Directors a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify Related Person Transactions, the Company relies on information supplied by its executive officers and Directors. In considering Related Person Transactions, the independent members of the Board of Directors take into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a Director’s independence in the event the related person is a director, immediate family member of a Director or an entity with which a Director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a Director has an interest in the proposed transaction, the Director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a Related Person Transaction, the independent members of the Board of Directors look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as determined by them in the good faith exercise of their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.  To the Company’s knowledge, no director, officer or beneficial owner of more than ten percent of any class of equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2009.

Information Regarding the Board of Directors and Its Committees

ROLE OF OUR BOARD OF DIRECTORS

Our Board of Directors monitors and oversees overall corporate performance, our short-term and long-term strategic and business planning, the integrity of our financial controls, risk management, and legal compliance procedures. It elects senior management and oversees succession planning and senior management’s performance and compensation. The Board also oversees and reviews with management its business plan, financing plans, budget, and other key financial and business objectives.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company does not currently separate the Chief Executive Officer and Chairman of the Board positions.  The Board of Directors does not currently have a lead independent director.  The Board of Directors believes that this structure is appropriate for the current characteristics and circumstances of the Company due to the Company’s current size and the resulting efficiency of a Board of Directors that is also limited in size and in which the Chief Executive Officer also serves as the Chairman of the Board.

Independent members of the Board keep informed about our business through discussions with the Chief Executive Officer, by reviewing materials provided to them by the Company on a regular basis and in preparation for Board and committee meetings, and by participating in meetings of the Board and its committees.  These practices afford the Board members the opportunity to oversee risk management, raise questions and engage in discussions with management regarding areas of potential risk and administer the Board’s oversight function.

COMPENSATION COMMITTEE

The Board of Directors currently has, and appoints the members of, a standing Compensation Committee.  The sole current member of the Compensation Committee is Marcel Rokegem.  The Compensation Committee does not have a charter.  The Compensation Committee is responsible for the performance review of the Chief Executive Officer, who in turn reviews other members of senior management and makes recommendations regarding compensation levels. Compensation strategy is tied to performance, productivity, operating results and market competitiveness. The Compensation Committee’s duty is to periodically review compensation levels for competitiveness and reasonableness as compared to industry peers and competitors from information gathered by external sources. Marcel Rokegem is the sole member of the Compensation Committee and as such, during the fiscal year ended December 31, 2009, the Compensation Committee took all actions by written consent. Mr. Rokegem has not been and is not now an officer or employee of the Company and does not have any relationship with us requiring disclosure under the SEC rules requiring disclosure of certain transactions with related persons. No compensation committee interlocks existed during 2009.

AUDIT COMMITTEE

We do not presently have a separately-designated standing Audit Committee.  The entire Board of Directors acts as the Audit Committee.

AUDIT COMMITTEE FINANCIAL EXPERT

We do not presently have a qualified financial expert serving on our Board of Directors as we do not have adequate financial resources at this time to hire such an expert.

REPORT OF THE AUDIT COMMITTEE

The following report of the Board of Directors acting as Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Management of the Company is responsible for the preparation, integrity and objectivity of the consolidated financial statements. RBSM LLP, our independent auditor, is responsible for expressing an opinion on the fairness of the financial statement presentation. The Board of Directors acting as the Audit Committee serves in an oversight role over the financial reporting process. As part of its obligations over the financial reporting process, and with respect to the fiscal year ended December 31, 2009, the Board of Directors has:

•	Reviewed and discussed the audited consolidated financial statements with management;

•	Discussed with RBSM LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as has been or may be modified, superseded or supplemented;

•
Received the written disclosures and the letter from RBSM LLP regarding auditor independence required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with RBSM LLP the accounting firm’s independence;

•
Based on the review and discussions referred to above, recommended that the audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Board of Directors acting as
Audit Committee
Mr. Jacques Mot
Mr. Marcel Rokegem
Mr. Pierre Kladny

NOMINATING COMMITTEE

The Board of Directors does not presently have a standing Nominating Committee. Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, as well as the Company’s limited operations and financing, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates suggested by members of the Board of Directors and management of the Company are discussed by the entire Board of Directors and director nominees are selected by Board of Director resolution. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2008, the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Board of Directors will consider director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has provided such recommendation on a timely basis as described in “Stockholders’ Proposals and Nominations” below.

A stockholder who wishes to suggest a prospective nominee for the Board should notify any member of the Board of Directors or the President of the Company in writing with any supporting material the stockholder considers appropriate. After completing an evaluation and review of a prospective nominee whose has been properly proposed  by stockholders, the Board of Directors will determine whether or not to approve the nominee.

The Board of Directors has not, to date, adopted a formal process for consideration of stockholder nominees because it believes this informal consideration process has been adequate given the lack of stockholder nominations in the past.

There have been no recent material changes to the procedures by which stockholders may recommend nominees for the Board.

All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election.

BOARD DIVERSITY

The Board of Directors has not established a formal policy with respect to diversity.

DIRECTORS' ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held three meetings, either in-person or telephonically, during the fiscal year ended December 31, 2009.  All members of the Board of Directors were present at all such meetings.  During 2009, the Board of Directors also took actions by unanimous written consent.

DIRECTORS' ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

Members of the Board of Directors will not be required to attend the Company's Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o Jacques Mot, 10100 Santa Monica Blvd., Suite 300, Los Angeles, CA 90067. All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.

CODE OF ETHICS

We have not adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions because of the small number of persons involved in the management of the Company.

Executive and Director Compensation

The following table sets forth the cash and non-cash compensation for each of our last two fiscal years awarded to, earned by or paid to (i) each individual serving as our chief executive officer during the fiscal year ended December 31, 2009, (ii) the most highly compensated individuals (up to two) other than the chief executive officer that served as an executive officer at the conclusion of the fiscal year ended December 31, 2009 and who received total compensation in excess of $100,000 during such fiscal year and (iii) the most highly compensated individuals (up to two) that did not serve as an executive officer at the conclusion of the fiscal year ended December 31, 2009 but who received total compensation in excess of $100,000 during such fiscal year (collectively, the “named executive officers”):

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jacques Mot,	2009	300,000	(1)	-	-	-		-	-	-	300,000
Chief Executive Officer	2008	720,000		-	-	1,833,030	(2)	-	-	-	2,553,030

Nils Berten,	2009	282,287		-	-	-		-	-	-	282,287
Chief Operating Officer	2008	243,395		-	-	1,237,695	(3)	-	-	-	1,481,090

(1)	Mr. Mot’s employment agreement provides for an annual salary of $720,000. For 2009, Mr. Mot voluntarily forewent $420,000 of compensation.

(2)
On April 18, 2008, Mr. Mot was granted 14,400,000 Options to purchase our Common Stock under our 2006 Long-Term Incentive Plan at an exercise price of $0.30 per share.  The grant was subject to stockholder approval which was received on July 1, 2008.  The Options expire on April 18, 2013.  Subject to Mr. Mot remaining in our employ, one-sixth of the Options vest on each of the following dates if the following respective milestones (as subsequently adjusted by our compensation committee in accordance with the terms of the grant) have been attained by such dates: (i) on December 31, 2008, if at least one fully operational factory in The Netherlands capable of processing 15,000 tons of eWaste per year at full capacity has been established, (ii) on December 31, 2009 if at least one fully operational factory anywhere in the world has been established and (iii) on December 31, 2010 if at least four fully operational factories have been established anywhere in the world.  (The milestones may be adjusted by the compensation committee of our Board of Directors at its discretion at the beginning of the respective calendar year).  Further, on such date as our market capitalization exceeds $300 million, if that date occurs on or prior to April 18, 2011, then double the number of Options granted to Mr. Mot that have already vested and those yet subject to vesting on each milestone date that has not yet occurred will become vested.  The fair value of the option grant on the grant date (such date being the date of stockholder approval) was determined using the Black Scholes option pricing model assuming an estimated life of .5 - 2.75 years, no expected dividend payments, a volatility of 129%, and a risk-free interest rate of 2.1% - 3%.  The December 31, 2008 milestone was not attained and therefore 4,800,000 options terminated on that date.  On the December 31, 2009 milestone date, 2,400,000 options vested.

(3)
On April 18, 2008, Mr. Berten was granted 6,000,000 Options to purchase our Common Stock under our 2006 Long-Term Incentive Plan at an exercise price of $0.30 per share.  The Options expire on April 18, 2013.  Subject to Mr. Berten remaining in our employ, one-sixth of the Options vest on each of the following dates if the following respective milestones (as subsequently adjusted by our compensation committee in accordance with the terms of the grant) have been attained by such dates: (i) on December 31, 2008, if at least one fully operational factory in The Netherlands capable of processing 15,000 tons of eWaste per year at full capacity has been established, (ii) on December 31, 2009 if at least one fully operational factory anywhere in the world has been established and (iii) on December 31, 2010 if at least four fully operational factories have been established anywhere in the world.  (The milestones may be adjusted by the compensation committee of our Board of Directors at its discretion at the beginning of the respective calendar year).  Further, on such date as our market capitalization exceeds $300 million, if that date occurs on or prior to April 18, 2011, then double the number of Options granted to Mr. Berten that have already vested and those yet subject to vesting on each milestone date that has not yet occurred will become vested.  The fair value of the option grant on the grant date was determined using the Black Scholes option pricing model assuming an estimated life of 1 - 3 years, no expected dividend payments, a volatility of 106%, and a risk-free interest rate of 1.7% - 2.6%.The December 31, 2008 milestone was not attained and therefore 2,000,000 options terminated on that date.  On the December 31, 2009 milestone date, 1,000,000 options vested.

Executive Employment Arrangements

On December 3, 2007, the Compensation Committee and the Board of Directors of the Company authorized and ratified payment of a base salary of $60,000 per month to Mr. Mot effective November 1, 2007 as compensation for services being provided by him to the Corporation in his capacity as President and Chief Executive Officer of the Corporation. Mr. Mot is be permitted to receive his compensation in the form of shares of the Company’s common stock, at Mr. Mot’s sole election and at any time prior to the payment thereof, at a price per share equal to $0.39 (the average closing bid price of the Company’s common stock on the Over-the-Counter Bulletin Board during October 2007). For 2009, Mr. Mot voluntarily forewent $420,000 of compensation.

Robert Scherne is retained as our interim Chief Financial Officer on a consulting basis pursuant to an engagement letter with Robert Scherne, CPA, P.C. dated February 10, 2006. Pursuant to the terms of the engagement letter, Mr. Scherne is paid at an hourly rate of $150 per hour, $90 of which is payable in cash and $60 of which is payable in restricted shares of our common stock. The amount of common stock due to Mr. Scherne is determined on a monthly basis by dividing $60 per billed hour by 50% of the average trading price of our common stock for the prior ninety days. Mr. Scherne's engagement may be terminated by either party upon notice to the other party.

On January 3, 2008, Plastinum entered into an Employment Agreement with Mr. Nils Berten pursuant to which Mr. Berten was appointed the Chief Operating Officer of the Company effective January 7, 2008. Pursuant to the Employment Agreement, Mr. Berten will receive an initial base salary of €115,200 per year. The base salary will rise to €163,200 after six months upon the satisfaction of certain conditions. Mr. Berten will also be entitled to a bonus payment of between 25% and 75% of his base salary, dependant on the attainment of performance targets, and will be entitled to receive payments during the term of his employ towards retirement savings as well as other standard benefits. The Employment Agreement may be terminated at any time by either party by providing notice to the other party. However, if Plastinum terminates the Employment Agreement without Cause (as defined in the Employment Agreement), Mr. Berten will be entitled to continue to receive his base salary for a three month period

Outstanding Equity Awards At Fiscal Year-End (Fiscal Year-End December 31, 2009)

The following table sets forth information with respect to equity awards outstanding at the conclusion of the fiscal year ended December 31, 2009 for each of the named executive officers:

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jacques Mot	3,000,000	-	-	0.10	7/10/2011	-	-	-	-
Jacques Mot	2,400,000	7,200,000	7,200,000	0.30	4/18/2013	-	-	-	-
Nils Berten	1,000,000	3,000,000	3,000,000	0.30	4/18/2013	-	-	-	-

Director Compensation Table – Fiscal Year-End December 31, 2009

The following table sets forth the compensation of the non-executive Directors of the Company for the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Marcel Rokegem	50,207	-	-	-	-	-	50,207
Pierre Kladny	-	-	-	-	-	-	-

We do not currently have standard compensation arrangements for members of our Board of Directors for service on our Board of Directors.

The $50,207 in fees paid to Marcel Rokegem for the 2009 fiscal year was paid on the basis of a monthly retainer payment of 3,000 Euros (in lieu of payments per meeting attended) as compensation for services he rendered to us as an independent member of our Board of Directors, including attendance at Compensation Committee and Board of Directors meetings.

Directors are eligible to receive options under our existing long-term stock option incentive plan.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of RBSM LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2010 and recommends that stockholders vote for ratification of this appointment. RBSM LLP has audited the Company's financial statements since it was retained by the Company in May of 2001.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following is a summary of the fees billed to Plastinum Polymer Technologies Corp. by RBSM LLP for professional services rendered for the fiscal years ended December 31, 2009 and 2008:

Fee Category	Fiscal 2009 Fees	Fiscal 2008 Fees
Audit Fees	$57,711	$40,875
Audit-Related Fees	7,500	13,099
Tax Fees	4,500	4,500
All Other Fees	—	—
Total Fees	$69,711	$58,474

AUDIT FEES. Consists of fees billed for professional services rendered for the audit of Plastinum Polymer Technologies Corp.'s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by RBSM LLP in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Plastinum Polymer Technologies Corp.'s consolidated financial statements and are not reported under "Audit Fees." There were no Audit-Related services provided in fiscal 2009 or 2008.

TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. There were tax services provided in the fiscal years 2009 and 2008.

ALL OTHER FEES. Consists of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2009 or 2008.

Audit Committee Pre-Approval Policies and Procedures

The Company currently does not have a separately-designated standing Audit Committee, and accordingly, the Company's Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Company's Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR ratification of the appointment of RBSM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

PROPOSAL 3
REORGANIZATION OF THE COMPANY

Structure of the Reorganization

A majority of the Board of Directors of Plastinum Polymer Technologies Corp. (the “Company”) adopted resolutions approving, subject to stockholder approval, the Reorganization Agreement, substantially in the form attached as ANNEX I to this Proxy (the “Reorganization Agreement”), by and between the Company and PPT Holding B.V., a Dutch company and currently a subsidiary of the Company (“PPT”), whereby shares of the Company’s common stock will no longer publicly trade in the United States, but instead the Company’s business operations, which are controlled by PPT, will publicly trade under PPT on a European securities market and the Company security holders will become PPT security holders (the “Reorganization”).

The description of the structure of the Reorganization contained in this Proxy Statement is a summary and we urge you to read the Reorganization Agreement in its entirety.

The Reorganization will be accomplished by (i) the transfer by Plastinum to PPT of its liabilities (excluding those related to Plastinum’s redeemable preferred stock) against the settlement of a receivable that Plastinum has on PPT, (ii) the transfer by the Company to PPT of its assets (other than its share ownership in PPT) as a contribution of share premium on its share ownership in PPT, (iii) the holders of the Company’s securities receiving similar securities in PPT via a liquidating distribution from the Company, (iv) PPT converting from a B.V. (a Dutch private limited liability company) into Plastinum Polymer Technologies N.V. (a Dutch public limited liability company), (v) the shares of PPT being publicly traded on the NYSE Alternext market in Amsterdam and (vi) the shares of Common Stock of the Company being deregistered under the U.S. Securities Exchange Act of 1934.

The Board of Directors of the Company recommends that you approve and adopt the Reorganization Agreement.

If the Reorganization Agreement is approved by our stockholders, the Reorganization will be consummated and become effective as soon as practicable after the date of the granting of approval by the stockholders under this Proposal. We will make a public announcement several days advance of the final consummation of the Reorganization.

After the Reorganization, you will own an interest in Plastinum Polymer Technologies N.V. (“Plastinum Netherlands”) which will be engaged in the same business that the Company, through PPT, was engaged in before the Reorganization. Your proportionate ownership in the Company’s current business and voting rights will not change as a result of the Reorganization. However, 15.93% of the ownership interest in Plastinum Netherlands will continue be held by Richard von Tscharner and four other individuals as a result of investments they previously made directly in Plastinum Netherlands. The Reorganization will be effected pursuant to the Agreement of Reorganization, which is the legal document that governs the Reorganization. The Agreement of Reorganization is attached to this proxy statement/prospectus as ANNEX I. We encourage you to read the Agreement of Reorganization carefully.

Background and Reasons for the Reorganization

The operational aspects of our business, including manufacturing, and the bulk of our management team are currently located and based in Europe, principally The Netherlands. Further, at this time, we believe that a substantial portion of future opportunities for our business lay outside the United States. The Reorganization is intended to better position us to benefit from those opportunities and align the publicly traded company with the location of its operations and management.

Additionally, the bulk of our investor base is located in Europe, not in the United States. We believe that European investors prefer to invest in a European company whose shares trade in Europe. As such, a relocation of our domicile and the market in which our shares trade to Europe may increase our access to international capital markets.

Further, there are substantial costs involved in being a publicly traded company in the United States which, given that our business and investor base are located almost exclusively outside the United States, are not justified.

Finally, there certain adverse tax consequences to non-U.S. investors may be avoided as a result of the Reorganization.  Distributions with respect to stock in a U.S. corporation to nonresident aliens could be subject to withholding taxes under the Internal Revenue Code. In addition, estate taxes are payable in some cases in respect of the value of shares in a U.S. corporation owned by a non-U.S. investor. As we will be a non-U.S. corporation following the Reorganization, these taxes will generally no longer be applicable to non-U.S. investors. As a result, non-U.S. investors may be more receptive to an investment in Plastinum Netherlands shares.

We cannot assure you, however, that all of the anticipated benefits of the Reorganization will be realized.

Distribution of Shares in Plastinum Netherlands

Upon consummation of the Reorganization, we will make a liquidating distribution of securities in Plastinum Netherlands to the holders of securities in the Company.  If you hold shares of our Common Stock, you will receive a number of Ordinary Shares in Plastinum Netherlands on a ratio of one Ordinary Share of Plastinum Netherlands for every five shares of Common Stock in the Company.  The Ordinary Shares will be immediately tradable on NYSE Alternext, a European market. Upon the consummation of the Reorganization, your shares of Common Stock in the Company will have no intrinsic value as the Company will have transferred all its assets to Plastinum Netherlands and that value should be reflected in the Ordinary Shares of Plastinum Netherlands.  The shares of Common Stock will then be deregistered and the Company eventually dissolved.  YOU DO NOT NEED TO TENDER YOUR SHARES IN THE COMPANY IN ORDER TO EXERCISE YOUR RIGHTS AS A SHAREHOLDER OF PLASTINUM NETHERLANDS.  However, if you desire to sell some or all your Plastinum Netherlands Ordinary Shares after the effective date of the Reorganization, delivery of the stock certificate or certificates which represent the ordinary Shares that will be distributed to you will be necessary.

The Reorganization will not affect your right to sell shares of the Company before the effective date of the Reorganization.

Amendment or Termination

The Agreement of Reorganization may be amended, modified or supplemented at any time before or after its consummation. However, no amendment, modification or supplement may be made or effected that requires further approval by our stockholders without obtaining that approval.

Our Board of Directors may terminate the Agreement of Reorganization and abandon the Reorganization at any time prior to its consummation.

Conditions to Consummation of the Reorganization

The Reorganization will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Reorganization is approved by the requisite majority vote of our shareholders;

•	none of the parties to the Agreement of Reorganization is subject to any decree, order or injunction that prohibits the consummation of the Reorganization;

•	the Plastinum Netherlands Ordinary Shares to be issued pursuant to the Reorganization are authorized for listing on NYSE Alternext, subject to official notice of issuance;

•	the Reorganization has received the approval of all necessary governmental authorities;

•
the capitalization of Plastinum Netherlands shall be as set forth on Schedule I to the Agreement of Reorganization, replicating the capital structure of the Company (subject to (i) 15.93% dilution due to the current holdings of Richard von Tscharner and four other individuals in Plastinum Netherlands and (ii) the capital structure being a one-to-five ratio as compared to that of the Company);

•
the Plastinum Netherlands Securities to be received and distributed by the Company shall be such that the capital structure of the Company will be replicated in Plastinum Netherlands (subject to the parenthetical in the preceding paragraph), with the Plastinum Netherlands Securities replicating the same rights and obligations, to the extent permitted by Dutch law, and ownership interests in Plastinum Netherlands that the holders of shares of capital stock of the Company and securities exercisable or convertible into shares of capital stock of the Company have in Seller at the time of consummation with each holder of Plastinum Netherlands Securities at Closing receiving the similar number and types of securities in the Company;

•	there is no legal bar to the distribution of the Plastinum Netherlands Securities by the Company to the holders of the Company’s securities;

•
the Company shall have received an opinion from Dutch legal counsel confirming that the Plastinum Netherlands Securities to be issued at consummation will be validly issued, fully paid and non-assessable;

•
the Company shall have received an opinion from Dutch and U.S. legal counsel regarding the tax implications of the receipt by the Company of the Plastinum Netherlands Securities and their distribution by the Company to its security holders;

•	the Company shall have received an opinion from Dutch legal counsel regarding certain Dutch tax consequences of the transactions of the Reorganization; and

•	the Board of Directors of Plastinum Netherlands at consummation shall be identical to the Board of Directors of the Company at Closing.

Effective Time

We will make a public announcement as of the effective date that the Reorganization has been completed and the Plastinum Netherlands Securities are in the process of distribution.

Management of Plastinum Netherlands

When the Reorganization is completed, our directors and substantially all of our executive officers will become the directors and executive officers of Plastinum Netherlands.

Required Vote for the Reorganization

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Because of this vote requirement, ABSTENTIONS WILL HAVE THE SAME EFFECT AS VOTES AGAINST THE PROPOSAL TO APPROVE THE REORGANIZATION. THE FAILURE OF A STOCKHOLDER TO RETURN THE FORM OF PROXY WILL ALSO HAVE THE EFFECT OF A VOTE AGAINST THE REORGANIZATION. Brokers who hold shares in street name for customers have the authority to vote on many "routine" proposals when they have not received instructions from beneficial owners. Under these rules, brokers are precluded from exercising their voting discretion with respect to proposals for non-routine matters like the Reorganization. THUS, ABSENT SPECIFIC INSTRUCTIONS FROM YOU, YOUR BROKER IS NOT EMPOWERED TO VOTE YOUR SHARES WITH RESPECT TO THE APPROVAL AND ADOPTION OF THE REORGANIZATION (I.E., "BROKER NON-VOTES"). Since the affirmative vote of a majority of the outstanding shares our common stock is required for approval of the Reorganization, A BROKER NON-VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE REORGANIZATION.

As of the record date for the annual meeting, there were 120,408,744 shares of our common stock outstanding and entitled to vote (treating our Series B-1 Preferred Stock as converted for voting purposes). As of the record date, our directors and executive officers owned, in the aggregate, approximately 39,163,569 shares of our common stock, which represents approximately 32.5% of the outstanding shares of common stock entitled vote. These persons have informed us that they intend to vote their shares in favor of the proposal to approve the Reorganization.

Rights of Dissenting Stockholders

Under Delaware law, you will not have "dissenters' appraisal rights" in connection with the Reorganization.

Stock Compensation Plans

If the Reorganization is completed, we will terminate our employee and director stock option and other stock-based plans and arrangements which will be replaced with similar plans in Plastinum Netherlands.

Stock Market Listing

Our common stock is currently traded on the OTC Bulletin Board. There is currently no established public trading market for the Ordinary Shares of Plastinum Netherlands. We have made an application so that, immediately following the Reorganization, the Ordinary Shares of Plastinum Netherlands will be listed on NYSE Alternext under the symbol "____".

NYSE Alternext is a tailor-made market for small and midsized companies seeking simplified access to the stock market. Its streamlined listing requirements and trading rules are suited to the size and business needs of small and mid-cap firms while ensuring investor transparency.

Effect of the Reorganization on Convertible Debt, Preferred Stock, Warrants and Options

Holders of the Company’s convertible debt, preferred stock, warrants and options convertible into or exercisable for shares of the Company’s Common Stock will receive similar securities in Plastinum Netherlands with similar rights and obligations, except that they will be convertible into or exercisable for Ordinary Shares in Plastinum Netherlands, rather than the Company’s Common Stock, on a one-for-five ratio.

Description of Authorized Shares of Plastinum Netherlands

The following discussion is a summary of the share capital of PPT Holding B.V. (Plastinum Netherlands). This summary is not a complete description and is subject to the complete text of Plastinum Netherlands’ Articles of Association as it will be in effect on the date of the Reorganization. Plastinum Netherlands is subject to the provision of the Burgelijk Wetboek and in particular Book 2 thereof (the "Dutch Civil Code"). Plastinum Netherlands’ Articles of Association is attached to this proxy statement as ANNEX II. We encourage you to read those documents carefully.

Authorized Share Capital

Upon consummation of the Reorganization, Plastinum Netherlands's Articles of  Association will provide that its authorized share capital is Euro 10,000,000 divided into 90,000,000 Ordinary Shares, par value Euro 0.10, and 10,000,000 Preferred shares, par value Euro 0.10 which shares may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined by action of the board of directors.

Voting

The holders of Plastinum Netherlands's Ordinary Shares and Preferred shares (referred to as "shareholders" under the Dutch Civil Code) will be entitled to one vote per share.

There are no limitations imposed by Dutch law or Plastinum Netherlands's Articles of Association on the right of nonresident shareholders to hold or vote their Plastinum Netherlands Ordinary Shares.

Changes To Rights Of A Class Or Series

The rights attached to any class or series of shares of Plastinum Netherlands, unless otherwise provided by the terms of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a resolution passed by a majority of that class or series at a separate general meeting of holders of the shares of that class or series. Unless otherwise provided, the necessary quorum for such meeting is the presence of holders of at least a majority of the shares of such class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series held. Outstanding shares will not be deemed to be varied by the creation or issue of shares that rank in any respect prior to or equivalent with those shares.

Quorum For General Meetings

The presence of shareholders, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting is a quorum for the transaction of business.

Dividend Rights

Subject to any rights and restrictions of any other class or series of shares, the Management Board may, from time to time, declare dividends on the shares issued and authorize payment of dividends as described in "Comparison of Rights of Shareholders--Distributions and Dividends; Repurchase and Redemptions" (see page 22). The Management Board may declare that any dividend be paid wholly or partly by the distribution of shares of Plastinum Netherlands and/or specific assets.

Plastinum Netherlands’ preferred shares will have different dividend rights to those of the Company’s Common Stock.  See the terms of the Preferred Stock contained in the Articles of Association attached as an Exhibit to the Agreement of Reorganization.

Rights Upon Liquidation

Upon the liquidation of Plastinum Netherlands, after the full amounts that holders of any issued shares ranking senior to the Ordinary Shares as to distribution on liquidation or winding up are entitled to receive have been paid or set aside for payment, the holders of Plastinum Netherlands's Ordinary Shares are entitled to receive, pro rata, any remaining assets of Plastinum Netherlands available for distribution to the holders of Ordinary Shares. The liquidator may deduct from the amount payable in respect of those Ordinary Shares any liabilities the holder has to or with Plastinum Netherlands.  The assets received by the holders of Plastinum Netherlands Ordinary Shares in a liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders.

Sinking Fund

Plastinum Netherlands's Ordinary Shares have no sinking fund provisions.

Liability For Further Calls Or Assessments

Plastinum Netherlands's Ordinary Shares to be issued in the Reorganization will be duly and validly issued, fully paid and nonassessable.

Pre-Emptive Rights

Holders of Ordinary Shares have a preemptive or preferential right to purchase any new Ordinary Shares to be issued by Plastinum Netherlands. Such right does not exist with regard to the issue of Ordinary Shares that are paid up in kind or are issued to employees of Plastinum Netherlands.  The preemptive or preferential right can be limited or cancelled by the Management Board of Plastinum Netherlands.

Redemption And Conversion

Plastinum Netherlands Ordinary Shares will not be convertible into shares of any other class or series or be subject to redemption either by Plastinum Netherlands or the holder of the Ordinary Shares.

Plastinum Netherlands’ preferred shares will have similar redemption and conversion provisions to those of the Company’s Common Stock.  See the terms of the Preferred Stock contained in the Articles of Association attached as an Exhibit to the Agreement of Reorganization.

Repurchase

Under Plastinum Netherlands's Articles of Association and subject to the solvency and minimum capital requirements of the Dutch Civil Code, Plastinum Netherlands may, after obtaining a mandate from the general meeting of shareholders, purchase any issued Ordinary Shares in the circumstances and on the terms as are agreed by Plastinum Netherlands and the holder of the Ordinary Shares. Plastinum Netherlands may, from time to time, with the agreement of a holder, purchase all or part of the holder's Ordinary Shares whether or not Plastinum Netherlands has made a similar offer to all or any other of the holders of Ordinary Shares.

Restrictions On Transfer

Subject to the rules of any stock exchange on which the Ordinary Shares may be listed, the Management Board may refuse to recognize any instrument of transfer unless it is accompanied by a duly executed instrument of transfer and by the certificate in respect of the shares to which it relates, if a certificate has been issued by Plastinum Netherlands in respect of the shares to be transferred, and by such other evidence as the Management Board may reasonably require to show the right of the transferor to make the transfer.   The Articles of Association does not provide for any restrictions on the transfer of Ordinary shares or Preferred shares of Plastinum Netherlands

Other Classes Or Series Of Shares

The Management Board of Plastinum Netherlands is authorized for a period of five years (which authorization can be renewed by a general meeting of shareholders), without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of that class or series, to provide from time to time for the issuance of other classes or series of shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Compulsory Acquisition Of Shares Held By Minority Holders

An acquiring party is generally able to acquire compulsorily the Ordinary Shares of minority holders provided that the acquiring party holds 95% of all outstanding shares and voting rights.

Anti-Takeover Provisions

The Articles of Association does not contain any provisions specifically intended to have an anti-takeover effect by making the acquisition of Plastinum Netherlands more costly or difficult for a hostile acquiror.

Structure and Responsibility of the Management Board

The Management Board is responsible for managing the affairs of Plastinum Netherlands. Members of the Management Board are appointed by the general meeting of shareholders. The Articles of Association also provide for an optional Supervisory Board that may require that resolutions of the Management Board to be subject to the approval of the Supervisory Board. The Supervisory Board would only come into effect when a resolution adopted by the shareholders of Plastinum Netherlands pertaining to the formation of a Supervisory Board has been filed with the Dutch Commercial Register.

Stock Option Plans

Stock option and/or other stock-based plans will be adopted that are similar to the Company’s current plans.  Under Dutch law, Stock-option plans result in progressively taxable income equal to the gains derived from  those stock-options.

Comparison of Rights of Shareholders

Your rights as a shareholder of Plastinum Polymer Technologies Corp. (the “Company”) are governed by Delaware law and the Company’s Certificate of Incorporation, as amended, and it By-Laws, as amended. After the Reorganization, you will become a holder of Ordinary Shares of Plastinum Netherlands, and your rights will be governed by the Dutch Civil Code and Plastinum Netherlands's Articles of Association. Please note the term "member" when used under the Dutch Civil Code and the Articles of Association of Plastinum Netherlands is used interchangeably with the term "shareholder" herein.

The principal attributes of the Company’s Common stock and Plastinum Netherlands Ordinary Shares will be similar; however, there are certain differences between your rights as a stockholder under Delaware law and Dutch law. In addition, there are certain differences between the Company's Certificate of Incorporation and By-Laws and Plastinum Netherlands's Articles of Association. It is our intent that your rights as a stockholder be substantially the same before and after the Reorganization and, accordingly, the principal differences will arise as a consequence of the differences between Dutch law and Delaware law.

The following discussion is a summary of material changes in your rights as a stockholder resulting from the Reorganization. We encourage you to read this summary carefully. This summary does not purport to be complete or to cover all of the respects in which Dutch law may differ from laws generally applicable to Delaware corporations and their stockholders and, while we believe that this summary is materially accurate, this summary is subject to the complete text of the relevant provisions of the Dutch Civil Code, the Delaware General Corporation Law ("DGCL"), the Company's Certificate of Incorporation and By-laws and Plastinum Netherlands's Articles of Association.

Quorum; Meetings Of Stockholders

Under the DGCL, stockholder meetings generally must be held annually, and a special meeting of stockholders may generally be called by the Board of Directors or by persons authorized in the Certificate of Incorporation or the By-Laws. As permitted by the DGCL, the By-Laws of the Company provide for the calling of a special meeting of stockholders by the Board of Directors, the Chief Executive Officer, the Chief Operating Officer  or the holders of a majority of the shares entitled to vote.  The By-Laws of the Company provide that a majority of shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.

As regards Plastinum Netherlands, an annual general meeting of shareholders shall be held each year within six months after the end of the financial year. Other general meetings of shareholders shall be held as often as the Management Board deems necessary.

Shareholder Proposals And Board Nominations

Under the DGCL, corporate by-laws may provide that shareholders have the right to include their own nominees for the Board of Directors in an election of Directors.  The Company’s By-laws do not provide this right.

Neither the DGCL nor the Company’s By-laws have other stockholder proposal provisions.  However, the Company is subject to the Securities Exchange Act of 1934, which provides that a stockholder who continuously holds at least $2,000 in market value or 1% of a company's voting securities for at least one year prior to the submission of a stockholder proposal and through the stockholder meeting date may, provided that certain conditions are met, present a proposal to be voted on at a stockholder meeting.

Plastinum Netherlands will not be subject to the Securities Exchange Act of 1934.  It will be subject to Dutch law.

Pursuant to the Articles of Association of Plastinum Netherlands, shareholders who alone or in aggregate represent at least one percent (1%) of the issued share capital of Plastinum Netherlands have the right to request the Management Board put a proposal on the agenda of the next general meeting of shareholders. The Management Board is obliged to comply with such request.

The Management Board of Plastinum Netherlands is responsible for managing the affairs of Plastinum Netherlands.  Members of the Management Board are appointed by the general meeting of shareholders.

Distributions And Dividends

Under the DGCL, a corporation may pay dividends out of Surplus, or out of its net profits for the current or preceding fiscal year.  Surplus is defined in the DGCL as the excess of the net assets over stated capital. A Delaware corporation may purchase or redeem shares of any class except when the capital of the corporation is impaired or would thereby be impaired.

With regards to Plastinum Netherlands, yearly profits should in the first instance be used to pay dividends on Preferred shares. The Management Board may determine which part of the profits shall be reserved. The profits remaining after reservation shall be distributed as dividend on the Ordinary shares.  At the proposal of the Management Board, the shareholders meeting can resolve that distributions of dividends are made from the retained earnings.

Amendment Of The Certificate Of Incorporation/Articles Of Association

Under the DGCL, the Certificate of Incorporation may be amended if (i) the board of directors votes to authorize such amendment and (ii) the holders of at least a majority of shares of stock entitled to vote thereon at a meeting of stockholders approve the amendment.  If the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, the holders of a majority of the outstanding shares of such class must also vote in favor of the amendment.

With regards to Plastinum Netherlands, a meeting of shareholders may resolve to amend the Articles of Association via a proposal which has been approved by the Management Board.  Further, a declaration of non-objection from the Dutch Ministry of Justice is required.

Amendment Of By-Laws

The By-Laws of the Company authorizes a majority of the entire Board of Directors or the holders of a majority of the outstanding shares entitled to vote, to amend, repeal or adopt new By-Laws.

Plastinum Netherlands only has a Articles of Association and no by-laws.

Indemnification Of Directors And Officers

Under Section 145 of the DGCL, a corporation is permitted to provide indemnification of or advancement of expenses to, its directors, officers, employees and agents against judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. The Certificate of Incorporation and By-Laws of the Company provide for indemnification to the fullest extent permitted by law.

The Articles of Association of Plastinum Netherlands does not provide for indemnification of or advancement of expenses to its directors or employees against judgments, fines and similar type of expenses. Plastinum Netherlands is however permitted to provide such indemnification if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Limited Liability Of Directors

Under Section 102(b)(7) of the DGCL, a corporation's Certificate of Incorporation may eliminate or limit the personal liability of directors to the corporation or its stockholders for damages for any breach of duty in such capacity. However, no such provision can eliminate or limit liability: (i) for any breach of a the duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for acts that violate certain provisions of the DGCL or (iv) for any transaction from which the director derives an improper personal benefit. The Company's Certificate of Incorporation so limits the personal liability of its directors to the maximum extent permitted by law.

Neither Dutch law nor the Articles of Association of Plastinum Netherlands provides for the elimination or the limiting of the personal liability of directors of Plastinum Netherlands.

Interested Director Transactions

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation or another entity in which one or more of its directors or officers have a financial interest, shall be void or voidable solely for such reason or solely because such director or officer is present at or participates in such meeting which authorizes the contract if (i) the material facts of the relationship or interest are known to the board and the board in good faith authorizes the contract by the affirmative vote of the disinterested directors, (ii) the material facts of the relationship or interest are disclosed in good faith and are known to the stockholders and the contract or transaction is specifically approved by stockholder vote or (iii) the contract or transaction is fair as to the corporation as of the time it is approved by the board of directors or stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting which authorizes the contract or the transaction.

With regards to Plastinum Netherlands, in the event of a conflict of interest between Plastinum Netherlands and a Management Board member, the Member shall continue to apply unimpaired unless the Shareholders’ Body has appointed one or more other persons to represent the Company in the case at hand or in general in the event of such a conflict.

Stockholders' Suits

Section 327 of the DGCL requires that a stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or that the stock devolved to him or her by operation of law from a person who was such a stockholder.

Neither Dutch law nor the Articles of Association of Plastinum Netherlands limits the right of a shareholder to bring a suit against Plastinum Netherlands.

Stockholder Approval Of Business Combinations

Under the DGCL, there is no statutory restriction on a Delaware corporation's ability to acquire the business of another corporation. Under the DGCL, a plan of merger or consolidation must be adopted by a vote of the majority of all outstanding shares. A sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation not in the usual and regular course of the corporation's business is required under the DGCL to be approved by the holders of a majority of all outstanding shares entitled to vote thereon.

Section 203 of the DGCL generally prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the time of the transaction in which the person became an interested stockholder, unless prior to such time, the transaction or the business combination that resulted in the stockholder becoming an interested stockholder is approved by the board of directors of the corporation or, after such time, if approved by a two-thirds majority of the outstanding voting stock not beneficially owned by the interested stockholder.  An "interested stockholder" is a person who, directly or indirectly, beneficially owns (or within three years, did own) 15% or more of the corporation's voting stock.  However, this “business combination” statute does not apply to the Company because it does not apply to a corporation that does not have a class of stock listed on a national securities exchange or held of record by more than 2,000 stockholders.

There are no special provisions under Dutch law or in the Articles of Association of Platinum Netherlands about engaging in a “business combination” with “an interested shareholder”.

Dissenters' Appraisal Rights

Under the DGCL, a dissenting stockholder has the right to have the fair value of his or her shares appraised by the Delaware Court of Chancery if such stockholder objects to (i) certain mergers or consolidations or (ii) if the Certificate of Incorporation provides therefor, to a disposition of substantially all assets of the corporation.  The Certificate of Incorporation of the Company does not provide such a right.

Under Dutch law, a dissenting shareholder does not have the rights just mentioned.  The Articles of Association does not provide for such rights either.

Inspection Of Books And Records

Under the DGCL, any stockholder may inspect the corporation's books and records for a proper purpose.

Under Dutch law a shareholder has no right to inspect the corporation’s books and records. The Articles of Association does not provide that right either.

Removal Of Directors; Vacancies On The Board Of Directors

Under the Certificate of Incorporation of the Company, any director or the entire board may be removed by a majority of the votes cast by stockholders then entitled to vote at an election of directors at a special meeting called for that purpose.  Any directors may be removed for cause by the action of the directors at a special meeting called for that purpose.  Vacancies on the board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director.

On the basis of the Articles of Association of Plastinum Netherlands, a Management Board member may be suspended or dismissed by the shareholders meeting at any time. The shareholders meeting may only suspend or dismiss a Management Board member by a resolution adopted with a majority of at least two thirds of the votes cast representing more than half of the issued share capital.

Stockholder Rights Plans

Delaware law permits corporations to issue stock purchase rights or adopt a stockholder rights plan, usually used to discourage hostile tender offers. The Company does not currently have a stockholder rights plan in place.

Dutch law permits Plastinum Netherlands to issue such stock purchase rights or adopt such a stockholder rights plan. Plastinum Netherlands does not currently have a stockholder rights plan in place.

Manner of trading shares on NYSE Alternext

NYSE Alternext, where Plastinum Netherlands Ordinary Shares will trade upon consummation of the Reorganization, is a tailor-made market for small and mid-sized companies. Its trading rules are suited to the size and business needs of small and mid-cap firms while ensuring investor transparency

NYSE Alternext is an exchange-regulated market with a lighter regulatory regime. It is not a regulated market as defined by the Markets in Financial Instruments Directive (MiFID) of 21 April 2004. It is regulated by NYSE Euronext through a body of rules applicable to intermediaries and listed companies.

Trading hours for the NYSE Alternext are generally Monday through Friday from 9:00 am to 5:30 pm Central European Time.

Income Tax Considerations

United States Federal Income Taxation

The following discussion of certain U.S. federal income tax consequences is not intended or written by us or our counsel to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer.  It was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein.  Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

The following is a description of certain U.S. federal income tax consequences (1) to the Company of the Reorganization, and (2) to U.S. holders (as defined below) of the exchange of the Company's Common Stock for Ordinary Shares of Plastinum Netherlands. This description does not purport to address the U.S. federal income tax consequences to U.S. holders of any aspect of the Reorganization other than the exchange of Common Stock for Ordinary Shares, and does not address the treatment of U.S. holders who may be subject to special rules, such as:

•	dealers in securities or commodities;

•	traders in securities that elect to use a mark-to-market method of accounting;

•	tax-exempt entities;

•	banks, other financial institutions, and insurance companies;

•	partnerships and other pass-through entities;

•	holders who hold Ordinary Shares as part of a position in a straddle or as part of a hedging or conversion transaction;

•	investors whose functional currency is not the U.S. dollar;

•	holders who acquired their the Company Common Stock pursuant to the exercise of employee stock options or otherwise as compensation;

•	holders who do not hold their shares of the Company's common stock as capital assets; and

•	holders who own, or are deemed to own, 10% or more, determined by voting power or value, of the Company's Common Stock or Plastinum Netherlands' Ordinary Shares.

Further, this description does not apply to persons other than U.S. holders and does not address the effect of any state, local, foreign, or other tax laws, or any U.S. federal estate, gift or alternative minimum tax considerations.

Each Company stockholder is urged to consult its own tax advisor as to the particular tax consequences of the Reorganization contemplated by this proxy statement and the ownership and disposition of Plastinum Netherlands Ordinary Shares.

The description is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial and administrative interpretations thereof, in each case as in effect and available on the date of this proxy statement. All of the foregoing are subject to change, possibly with retroactive effect.

For purposes of this discussion, a U.S. holder is a beneficial owner of the Company's Common Stock that, for U.S. federal income tax purposes, is:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust, if (1) a U.S. court can exercise primary supervision over its administration and one or more United States person have the authority to control all of the substantial decisions of such trust, or  (2) such trust was in existence on August 20, 1996, and has a valid election in effect to be treated as a domestic trust for U.S. federal income tax purposes.

Neither the Company nor Plastinum Netherlands will request any ruling from the Internal Revenue Service ("IRS") or seek an opinion of counsel as to the U.S. federal income tax consequences of any aspect of the Reorganization.

Tax Consequences to the Company of the Reorganization

The Company will be subject to U.S. federal income tax as if it had sold all of its assets, including its share ownership in PPT and intangible assets such as goodwill, for fair market value.  Based on the Company's current estimates of the fair market values and adjusted tax bases of its assets, and the amount of its net operating losses, the Company believes that such deemed sale should not result in a material amount of U.S. federal income tax.  There can be no assurance of this result, however, because valuation issues are inherently factual and there can be no assurance that the IRS will not challenge the validity of all or a portion of the Company's net operating losses.

Pursuant to section 7874 of the Code, Plastinum Netherlands could be treated as a domestic corporation after the Reorganization (or certain other adverse U.S. federal income tax consequences could arise) if, among other things:  (i) Plastinum Netherlands were considered to have acquired "substantially all of the properties held directly or indirectly" by the Company, and (ii) after the Reorganization, the "expanded affiliated group" consisting of Plastinum Netherlands and its direct and indirect subsidiaries did not have "substantial business activities" in the Netherlands, when compared to the total worldwide business activities of such expanded affiliated group.  The Company believes that, after the Reorganization, the expanded affiliated group will have substantial business activities in the Netherlands in comparison with its total worldwide business activities.  Accordingly, the Company believes that Plastinum Netherlands will not be treated as a domestic corporation (or suffer other adverse U.S. federal income tax consequences) under section 7874 of the Code.

Exchange by U.S. Holders  of the Company's Common Stock for Ordinary Shares of Plastinum Netherlands

It is anticipated that the Reorganization will not constitute a tax-free reorganization within the meaning of section 368 of the Code.  A U.S. holder should recognize gain on the exchange of the Company's Common Stock for Ordinary Shares of Plastinum Netherlands only if, and to the extent that, the fair market value of such Ordinary Shares on the date of the exchange exceeds such U.S. holder's adjusted tax basis in (generally, the purchase price paid for) such Common Stock.  If a U.S. holder's adjusted tax basis in such Common Stock exceeds the fair market value of such Plastinum Netherlands Ordinary shares, the U.S. holder should recognize a loss in the amount of such excess (provided that, as anticipated, the Reorganization does not constitute a tax-free reorganization within the meaning of section 368 of the Code).  Any gain or loss recognized on the exchange will be capital gain or loss and will be long-term capital gain or loss if the U.S. holder's Common Stock has been held for more than one year prior to the Reorganization.

Tax Consequences of the Reorganization Under Dutch Law

The following summary outlines the principal Dutch tax consequences of the acquisition, holding, redemption and  disposal of shares in the capital of Plastinum Netherlands (hereinafter referred to as: “the Shares”), but does not purport to be a comprehensive description of all Dutch tax considerations that may be relevant. This summary is intended as general information only and each prospective investor/shareholder should consult his own professional tax adviser about the tax consequences of an investment in Shares in the capital of Plastinum Netherlands.
This summary is based on Dutch tax legislation, published case law, regulations and published policy, in each case as of the date of this proxy, and it does not take into account any developments or amendments thereof after that date whether or not such developments or amendments have retroactive effect.

This summary  does not address the Dutch tax consequences for:
•	holders who have received or will receive the shares as employment income or deemed employment income or otherwise as compensation;
•	investment institutions (fiscale beleggingsinstellingen);
•	pension funds, exempt investment institutions (vrijgestelde beleggingsinstellingen) or other entities that are exempt from Dutch corporate income tax;
•	acquisition of the Shares by way of a gift or inheritance;

The Reorganization

The Reorganization, in particular the transfer of assets and liabilities against settlement of the receivable that the Company has on Platinum Netherlands and for the rest as share premium, the conversion of Plastinum Netherlands into a public company ad the issue by Plastinum Netherlands of new shares, is expected (i) to have no consequences with regards to the Dutch corporate income tax (Wet op de vennootschapsbelasting 1969), (ii) to have no consequences with regards to the Dutch dividend tax (Wet op de dividendbelasting 1965) and (iii) not to trigger any other Dutch tax.

Dutch Dividend Tax

Withholding requirement

Plastinum Netherlands is required to withhold Dutch dividend tax of 15% in respect of dividends paid on the Shares. Under the Dutch Dividend Tax Act of 1965 (Wet op de dividendbelasting 1965), dividends are defined as the proceeds from shares, which include:
•	proceeds in cash or in kind including direct or indirect distributions of profit; and
•	liquidation proceeds if and to the extent the liquidation proceeds exceeds the average paid up capital; and,
•	the nominal value of Shares issued to a holder of Shares or increase in the nominal value of Shares if and to the extent theat capital is not paid up in relation thereto; and
•
partial repayments of paid up capital for tax purposes, if and to the extent there are qualifying profits (zuivere winst), unless the general meeting of shareholders has resolved in advance to make such repayment and provided that the nominal value of the Shares concerned has been reduced by an equal amount by way of an amendment of PPT B.V.’s articles of association and the paid-in capital is recognised as capital for Dutch dividend tax purposes.

Residents of the Netherlands

If a holder is a resident of the Netherlands or a deemed resident of the Netherlands or has opted to be treated as a resident for purposes of the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001), Dutch dividend tax that has been withheld with respect to proceeds from the Shares can be credited against Dutch income tax due in respect to the ownership of the Shares or income derived from the Shares.

Non-residents of the Netherlands

If a holder is a resident of a country other than the Netherlands, and if a treaty for the avoidance of double taxation with respect to taxes on income is in effect between the Netherlands and that country, and such holder is the beneficial owner (as described below) of the proceeds from the Shares and a resident for the purposes of such treaty, the holder may, depending on the terms of that particular treaty, qualify for full or partial relief at source or for a refund in whole or in part of the Dutch dividend tax.

Beneficial owner

A recipient of proceeds from Shares will not be entitled to any exemption, reduction, refund or credit of Dutch dividend tax if such recipient is not considered to be the beneficial owner of such proceeds. The recipient will, inter alia, not be considered the beneficial owner of these proceeds, if, in connection with such proceeds,  the recipient has paid a consideration as part of a series of transactions in respect of which it is likely that:
(a)	the proceeds have in whole or in part accumulated, directly or indirectly, to a person or legal entity that would:
(i)	as opposed to the recipient paying the consideration, not be entitled to an exemption from dividend tax; or
(ii)	in comparison to the recipient paying the consideration, to a lesser extent be entitled to a lower rate or refund of dividend tax; and
(b)
such person or legal entity has, directly or indirectly, retained or acquired an interest in shares, profit-sharing certificates or loans, comparable to the interest it had in similar instruments prior to the series of transactions being initiated.

Dutch Income Tax - Shareholders not holding a substantial interest

Substantial interest

A holder of Shares is considered to have a substantial interest if he has, on his own or together with his partner, directly or indirectly:
a) an interest of at least 5% of the issued share capital;
b) has the right to directly or indirectly acquire Shares for at least 5% of the issued share capital;
c) is entitled to exercise at least 5% of the voting rights in the general meeting of shareholders.

If a shareholder has Shares that belong to a certain class of shares, then these criteria should be applied per class of shares.

If a shareholder has no substantial interest but his partner, or his or his partners relatives in a straight line (e.g. (parents, children),  do have a substantial interest then his shares are deemed to be part of a substantial interest as well.

In special situations a deemed substantial interest may exist which generally relates to situations where a substantial interest existed but no longer exists by way of transactions other than a disposal of Shares.

Residents of the Netherlands

If an individual holder of Shares is a resident or deemed to be a resident of the Netherlands for Dutch Income Tax purposes (including an individual holder who has opted to be taxed as a resident of the Netherlands), income derived from the Shares and gains realised upon the redemption or disposal of the Shares are taxable at the progressive rates (at up to a maximum rate of 52%) under the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001) if:
(a)
the holder is an entrepreneur (ondernemer) and has an enterprise to which the Shares are attributable or the holder has, other than as a Shareholder, a co-entitlement to the net worth of an enterprise (medegerechtigde), to which enterprise the Shares are attributable; or

(b)
such income or gains qualify as income from miscellaneous activities (resultaat uit overage werkzaamheden), which include the performance of activities with respect to the Shares that exceed regular, active portfolio management (normal, actief vermogensbeheer).

If neither condition (a) nor condition (b) applies to the holder of the Shares, taxable income with regard to the Shares will be determined on the basis of a deemed return on income from savings and investments (sparen en beleggen), rather than on the basis of income actually received or gains actually realised. This deemed return on income from savings and investments has been fixed at a rate of 4% of the average fair market value of the Shares at the beginning and at the end of the calendar year, insofar as the average exceeds a certain threshold. . The 4% deemed return on income from savings and investments will be taxed at a rate of 30%.

Non-residents of the Netherlands

If a holder is not a resident nor is deemed to be a resident of the Netherlands for Dutch tax purposes (nor has opted to be taxed as a resident of the Netherlands), such holder is not liable for tax in respect of income derived from the Shares and gains realised upon the redemption or disposal of the Ordinary Shares, unless such holder; (i) has an enterprise or an interest in an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which permanent establishment or permanent representative the Shares are attributable; or (ii) realises income or gains with respect to the Shares that qualify as income from miscellaneous activities (resultaat uit overige werkzaamheden) in the Netherlands which include the performance of activities with respect to the Shares which exceed regular, active portfolio management (normal, actief vermogensbeheer);

Income derived from the Shares as specified under (i) and (ii) by an individual is subject to individual income tax at up to a maximum rate of 52%.
Otherwise income and capital gains derived from the shares is not subject to Dutch income tax.

Dutch Income Tax - Shareholders holding a substantial interest

Residents of the Netherlands

Income derived by an individual that is a resident of the Netherlands and that holds a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) is subject to Dutch Income Tax at a fixed rate of 25%.

Non-residents of the Netherlands

Income derived by an individual, non-resident of the Netherlands that holds a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) is also subject to Dutch Income Tax to a fixed rate of 25%. If such a shareholder is a resident of a country other than the Netherlands, and if a treaty for avoidance of double taxation with respect to taxes on income is in effect between the Netherlands and that country, and for the purposes of such treaty such holder is a resident of that other country, the holder may, depending on the terms of that particular treaty, qualify  for full or partial relief of the Dutch Income Tax ..

Dutch Corporate Income Tax

Participation

Generally speaking, for the purposes of the Dutch Corporate Income Tax Act 1969 (Wet op de vennootschapsbelasting 1969), a share holding qualifies as a participation (deelneming) if it represents an interest of 5% or more of the nominal paid-up share capital.
Dutch corporate income tax is levied from corporate entities resident in the Netherlands and under certain conditions resident outside the Netherlands.

Resident in the Netherlands

The Dutch participation exemption (deelnemingsvrijstelling) applies to income and capital gains derived by corporate holders of Shares that qualify as a participation (deelneming) as meant above. Such income will not be taxed with Dutch Corporate Income Tax.
Income and or capital gains derived from the Shares that do not qualify as a participation qualify as taxable income and is taxed at a rate of (at maximum) 25,5%.

Not resident in  the Netherlands

If a corporate shareholder is resident in a country other than the Netherlands, and such shareholder derives income and or capital gains from the Shares, which shareholding qualifies as a substantial interest as meant above, then such foreign corporate shareholder is subject to Dutch corporate income at a rate of (at maximum) 25,5% if the Shares do not form part of the assets of an active business enterprise.
If a corporate shareholder is resident in a country other than the Netherlands and such shareholder derived income and or capital gains from the Shares that do not qualify as a substantial interest, then no Dutch corporate income tax is dues in respect of such income and or capital gains unless the Shares are attributed to a permanent establishment that the shareholder has in the Netherlands.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR approval and adoption of the Reorganization Agreement.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters as recommended by the Board of Directors, or if no such recommendation is given, in their own discretion.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

Stockholder proposals to be presented at the 2011 Annual Meeting and stockholder nominations for persons to be considered for candidates for director must be received by the Company on or before December 31, 2010 for inclusion in the proxy statement and proxy card relating to the 2011 Annual Meeting pursuant to SEC Rule 14a-8.  Any such proposals should be sent via registered, certified or express mail to: 10100 Santa Monica Blvd., Suite 300, Los Angeles, CA 90067, Attn: President.

OTHER INFORMATION

Enclosed herewith and incorporated by reference herein is a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2009, filed April 15, 2010, and our Quarterly Report on Form 10-Q for the Quarterly Period ended March 31, 2010, filed May 24, 2010.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC. This Information Statement, our Annual Report on Form 10-K and all other reports filed by us can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may receive information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding companies that, like us, file information electronically with the SEC. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

Dated: ________ __, 2010

PROXY FOR PLASTINUM POLYMER TECHNOLOGIES CORP.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
________ __, 2010 OR ANY ADJOURNMENT THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PLASTINUM POLYMER TECHNOLOGIES CORP. AND IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned acknowledges receipt of the Proxy Statement and Notice, dated ________ __, 2010, of the Annual Meeting of Stockholders and hereby appoints Jacques Mot, with full power of substitution, the attorney, agent and proxy of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Plastinum Polymer Technologies Corp. (the “Company”) to be held ________ __, 2010, and at any adjournment or adjournments thereof, for the following matters:

(1)    ☐ FOR all the following nominees (except as indicated to the contrary below):

Jacques Mot, Marcel Rokegem and Pierre Kladny

to serve as directors of the Company (to serve until the next annual meeting)

To withhold authority to vote for an individual Nominee, write that Nominee's name on this line.______________________________________

(2)   To ratify the appointment of RBSM LLP as independent auditors of the Company for the fiscal year ending December 31, 2010:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(3)   To approve and adopt the Reorganization Agreement, substantially in the form attached, by and between the Company and PPT Holding B.V., a Dutch company and currently a subsidiary of the Company (“PPT”), whereby shares of the Company’s common stock will no longer publicly trade in the United States, but instead the Company’s business operations, which are controlled by PPT, will publicly trade under PPT on a European securities market and the Company security holders will become PPT security holders:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(4)   In his discretion, to transact business that properly comes before the meeting or any adjournment thereof.

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the nominees in the election of directors, FOR ratification of the appointment of RBSM LLP as independent auditors of the Company, FOR the Reorganization and FOR the granting of discretion to the proxy holder to transact business that properly comes before the meeting or any adjournment thereof.

Individual:		Entity:

By:	or	By:
Name:
Title:
Date:

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation the proxy must be signed by a duly authorized officer, and his name and title should appear where indicated below his signature.

Name of Registered Holder: ______________________________

Number of shares entitled to vote at the Annual Meeting: _______________

ANNEX I

AGREEMENT OF REORGANIZATION

This AGREEMENT OF REORGANIZATION (this “Agreement”) is made and entered into as of the 22nd day of July, 2010, by and between (i) Plastinum Polymer Technologies Corp., a Delaware corporation, (“Plastinum”), and (ii) PPT Holding B.V., a company organized under the laws of The Netherlands (“PPT”).

W I T N E S S E T H :

WHEREAS, all the debts, obligations, liabilities or commitments of Plastinum of any nature or kind, whether accrued now or hereafter, whether fixed or contingent, and whether known or unknown, but excluding liabilities related to Plastinum’s outstanding redeemable Preferred Stock, are collectively referred to herein as the “Liabilities”; and

WHEREAS, all of the assets of Plastinum of any nature or kind, after settlement of a receivable that Plastinum has on PPT (the “PPT Receivable”) against the Liabilities, but excluding the shares of PPT capital stock held by Plastinum, are collectively referred to herein as the “Assets”; and

WHEREAS, PPT is a majority-owned subsidiary of Plastinum, with (i) Plastinum owning 84.07% of the capital stock of PPT, (ii) Mr. R.S.F. von Tscharner (“RDT”) owning 14.83% of the capital stock of PPT, and (iii) 1.1% of the capital stock of PPT being owned by Mr. M.E. Boerstra (0.03%), Mr. M.H.Y. Peters (0.03%), Mr. R.H.C. van Maasdijk (0.76%), and Mr. V.R.P. van Maasdijk (0.28%)  (these four individual holders hereinafter referred to as the “Individual PPT Shareholders”; and

WHEREAS, the shares of common stock of Plastinum are currently registered under the securities laws of the United States and publicly trade on the OTC Bulletin Board in the United States; and

WHEREAS, Plastinum desires to reorganize such that shares of Plastinum’s common stock will no longer publicly trade in the United States, but instead Plastinum’s business operations, which are controlled by PPT, will publicly trade under PPT on a European securities market and Plastinum’s security holders will become PPT security holders (the “Reorganization”); and

WHEREAS, the Reorganization is to be accomplished by (i) the transfer by Plastinum to PPT of all the Liabilities in settlement of the PPT Receivable and (ii) the transfer by Plastinum to PPT of the Assets as a contribution of share premium on its share ownership in PPT, (iii) the holders of Plastinum’s securities receiving similar securities in PPT via a liquidating distribution from Plastinum, (iv) PPT converting from a B.V. (a Dutch private limited liability company) into Plastinum Polymer Technologies N.V. (a Dutch public limited liability company), (v) the shares of PPT being publicly traded on the NYSE Alternext market in Amsterdam and (vi) the shares of Plastinum common stock being deregistered under the U.S. Securities Exchange Act of 1934.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

SHARE PREMIUM CONTRIBUTION

1.1Transfer of Liabilities; Receivable Settlement; Share Premium Contribution.  On the Closing Date (as hereinafter defined), (i) Plastinum shall transfer to PPT all of the Liabilities against the settlement and cancellation of the PPT Receivable and (ii) Plastinum shall deposit as share premium on its shares in PPT all of Plastinum’s right, title and interest existing on the Closing Date in and to all of the Assets by conveying, transferring and assigning, upon the terms and conditions herein set forth, to PPT, all of the Assets, free and clear of all liens, security interests, pledges, claims and encumbrances of every kind, nature and description, whereas PPT shall accept from Plastinum, all of Plastinum’s right, title and interest existing on the Closing Date in and to the Assets, and PPT shall assume all of the Liabilities as they existed on March 31, 2010.

1.2Closing Date.  The consummation of the transfer and assignment of the Assets and Liabilities as a share premium contribution hereunder (the “Closing”) shall take place at such place and time as shall be mutually agreed to between the parties hereto.

1.3Conditions To Closing.  Each party’s obligation to consummate the transfer and assignment of the Assets and Liabilities hereunder is subject to the fulfillment of each of the following conditions, any of which may be waived in writing by either party, in whole or in part in its sole discretion:

(A)Compliance with This Agreement.  Each party shall have performed and satisfied all obligations and conditions required by this Agreement to be performed and satisfied by it on or prior to the Closing Date.

(B)Representations And Warranties True.  The representations and warranties of Plastinum contained in Articles 4 and the representations and warranties of PPT contained in Articles 5 below shall be true, correct, and complete as of the date when made and on and as of the Closing Date.

(C)No Illegality, Legal Challenge.  It shall not have become illegal on or prior to the Closing Date under any statute, rule, order or regulation of the United States or any state or local governmental entity thereof, for either Plastinum or PPT to perform any of the transactions under this Agreement, and there shall be no pending or final litigation, action, order, injunction, judgment or decree affecting either Plastinum or PPT in any court or governmental agency in prohibiting or challenging the consummation of any the transactions contemplated under this Agreement.

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(D)The transactions contemplated by this Agreement shall have received the approval of all necessary governmental authorities and any other approvals required to consummate the transactions contemplated hereby, including, without limitation, the approval of the stockholders of Plastinum.

(E)PPT securities that consist of securities equivalent to the shares of Common Stock of Plastinum (i.e. Ordinary Shares) shall be set for public trading on the NYSE Alternext market in Amsterdam, The Netherlands immediately upon the Closing.

(F)The U.S. Securities and Exchange Commission shall have made no comments on the Preliminary Proxy Statement to be filed by Plastinum with respect to the transactions contemplated hereby or shall have advise Plastinum that it has no further comments, such that Plastinum shall be able to file a Definitive Proxy Statement with respect to the transactions contemplated hereby.

(G)The capitalization of PPT shall be as set forth on Schedule I hereto, replicating the capital structure of Plastinum (subject to the provisos contained in Section 1.4(A) hereof).

(H)The PPT securities to be delivered at closing shall be in conformity with the terms of Section 1.4 hereof.

(I)The Amended Articles of Association of PPT shall have been filed and be in force in substantially the form of Exhibit A hereto.

(J)The description of PPT securities that shall be contained in the Definitive Proxy to be filed by Plastinum shall be true and correct.

(K)All corporate actions necessary to be taken by each of PPT and Plastinum in order to approve and consummate all of the transactions contemplated hereby shall have been taken.

(L)There shall be no legal bar to the distribution of PPT securities by Plastinum to the holders of Plastinum Securities as contemplated by Section 1.4(d) hereof.

(M)Plastinum shall have received an opinion from Dutch legal counsel confirming, as of the Closing, that the PPT Securities to be issued at Closing will be validly issued, fully paid and non-assessable.

(N)Plastinum shall have received an opinion from Dutch and U.S. legal counsel regarding the tax implications of the receipt by Plastinum of the PPT securities and their distribution by Plastinum to its security holders.

(O)Plastinum shall have received an opinion from Dutch legal counsel regarding certain Dutch tax consequences of the transactions contemplated by this Agreement.

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(P)The Management Board of PPT at Closing shall be identical to the Board of Directors of Plastinum at Closing.

1.4           The Reorganization.

(A)           At the Closing, PPT will issue new shares with a nominal value of € 0.10 (ten euro cents) each and Plastinum, RDT and the Individual PPT Shareholders shall subscribe to these new shares in order to maintain the current division, so that the total of Plastinum's ownership in PPT shall remain equal to 84.07% of the issued and outstanding share capital of PPT, the total of RDT’s ownership in PPT shall remain equal to 14.83% of the issued and outstanding share capital of PPT and the total of the Individual PPT Shareholders’ aggregate ownership in PPT shall remain equal to 1.1% of the issued and outstanding share capital of PPT.  Additionally, securities convertible or exchangeable into Ordinary shares of PPT will be issued to Plastinum such that the total number of securities issued shall be identical to similar securities of Plastinum outstanding at the Closing (except that they will be issued on a 1-for-5 ratio basis and the conversion or exercise price per share shall be similarly be increase fivefold and shall be denominated in Euros).  For the purpose of clarification, the securities issued by PPT as Closing to Plastinum shall replicate the capital structure of Plastinum at Closing to be replicated in PPT, with the PPT shares and securities issued to Plastinum replicating the same rights and obligations, to the extent permitted by Dutch law, and ownership interests in PPT that the holders of shares of capital stock of Plastinum and securities exercisable or convertible into shares of capital stock of Plastinum have in Plastinum at Closing, provided, however, (i) the PPT securities issued to Plastinum at Closing will represent in the aggregate an eighty four and 7/100 percent (84,07%) interest in the issued and outstanding share capital of PPT and (ii) the number of PPT Securities issued at Closing shall be issued on a 1-for-5 ratio basis. The parties hereto agree that the total share premium shall at that time be used to facilitate such issuance of new shares to Plastinum, RDT and the Individual PPT Shareholders and agree that none of Plastinum, RDT or the Individual PPT Shareholders will at such time have to pay an additional amount to maintain its their respective share ownership percentage in PPT.

(B)           As soon as practicable after the Closing, PPT will be converted from a private company with limited liability (B.V.) into a publicly held company (N.V.). and the Ordinary Shares of PPT will be listed on the NYSE Alternext in Amsterdam.

(C)           Immediately after the Closing, Plastinum shall deregister the shares of its common stock under the Securities Exchange Act of 1934, as amended.

(D)At such time as Plastinum does proper, Plastinum shall dissolve itself and distribute to its stockholders the securities of PPT issued to it at the Closing.  Part of the Shares currently held by Plastinum (such that the capital structure of Plastinum at Closing will be replicated in PPT, with the PPT shares and securities replicating the same rights and obligations, to the extent permitted by Dutch law, and ownership interests in PPT that the holders of shares of capital stock of Plastinum and securities exercisable or convertible into shares of capital stock of Plastinum have in Plastinum at Closing, provided, however, that the number of shares issued shall be issued on a 1-for-5 ratio basis).

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(E)           For the purpose of clarification, upon completion of the Reorganization, PPT will be the parent entity of all of its affiliated companies.

ARTICLE 2

THE CLOSING

2.1Deliveries by Plastinum.  At the Closing, Plastinum shall deliver to PPT:

(A)Documents and other instruments indicating and legally sufficient to transfer and convey the Assets and Liabilities to PPT;

(B)a "good standing" certificate of Plastinum issued by the Secretary of State of the State of Delaware; and

(C)any other documents or instruments reasonably requested by PPT to evidence or effect the transactions under this Agreement.

2.2Acceptance by PPT.At the Closing and against the deliveries to be made by Plastinum pursuant to Section 2.1 above, PPT shall deliver to Plastinum documents or instruments reasonably requested by Plastinum to evidence or effect the transactions under this Agreement, including, without limitation, such documents as necessary to effect the assumption by PPT of the Liabilities and the issuance of the PPT securities contemplated to be issued at the Closing pursuant to Section 1.4(A) hereof..

ARTICLE 3

CONDUCT OF THE BUSINESS OF COMPANY PENDING CLOSING

3.1Conduct Pre-Closing.  Between the Effective Date and the Closing hereunder, Plastinum covenants as follows:

(A)Plastinum shall not take or suffer or permit any action which would render untrue any of the representations or warranties of Plastinum herein contained, and not omit to take any action, the omission of which would render untrue any such representation or warranty;

(B)Plastinum shall use its best efforts conduct its business in a good and diligent manner in the ordinary and usual course;

(C)Plastinum shall not permit the amendment of any organizational documents:

5

(D)Plastinum shall maintain the existence of company and every Subsidiary and not merge or consolidate company or any of its subsidiary with any other entity; and

(E)Plastinum shall promptly notify PPT in writing of any event, condition, fact or circumstance of which Plastinum has knowledge that may make the timely satisfaction of any of the conditions set forth in this Section 3 impossible or unlikely.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PLASTINUM

As a material inducement to PPT to enter into this Agreement and to perform its obligations hereunder, Plastinum hereby represents and warrants to PPT, as to itself and the Assets, as follows now and as of the Closing Date:

4.1Ownership of Assets.  Plastinum is the owner, beneficially and of record, of the Assets, and Plastinum has good, valid, and marketable title to the Assets, free and clear of any liens, encumbrances, security interests, or other restrictions or claims whatsoever.  Plastinum is not a party or subject to any contract, agreement, obligation or other commitment relating to the Assets or the sale, transfer, or assignment thereof.  There are no restrictions on Plastinum’s right to transfer such Assets to PPT pursuant to this Agreement.  Between the date hereof and Closing, no transfer of record ownership of, or beneficial interest in, any of such Assets will be made.  Plastinum has full power and authority to deliver good, valid and marketable title to the Assets to PPT, free and clear of any liens, encumbrances, security interests, or other restrictions or claims whatsoever.

4.2Corporate Status, Authorization and Authority.  Plastinum is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The execution, delivery and performance of this Agreement by Plastinum have been duly authorized by all the Board of Directors of Plastinum, and this Agreement constitutes the valid and binding obligation of Plastinum, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditor’s rights generally and by general principles of equity, whether considered in a proceeding at law or in equity.  As of the Closing, the performance of this Agreement shall have been authorized and approved by the stockholders of Plastinum.

4.3No Violations.  Neither the execution and delivery of this Agreement by Plastinum, nor Plastinum's sale of the Assets and Liabilities to PPT hereunder, will: (a) constitute a material default or breach of any provision of any contract, agreement, instrument or other commitment to which Plastinum is a party or by which any of their respective assets or properties are bound, or (b) violate any court order, injunction or decree or any law, statute or regulation applicable to Plastinum or any of the Assets and Liabilities.

4.4Full Disclosure.  None of the representations and warranties of Plastinum in the Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any fact necessary to make any of the representations, warranties or statements contained therein not misleading.

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ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF PPT

As a material inducement to Plastinum to enter into this Agreement and to perform its obligations hereunder, PPT hereby represents and warrants to Plastinum as follows:

5.1Corporate Status, Authorization and Authority.  PPT is a corporation duly organized, validly existing and in good standing under the laws of The Netherlands.  The execution, delivery and performance of this Agreement by PPT have been duly authorized by all necessary corporate action on this part of PPT, and this Agreement constitutes the valid and binding obligation of PPT, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditor’s rights generally and by general principles of equity, whether considered in a proceeding at law or in equity.

5.2Full Disclosure.  None of the representations and warranties of PPT in the Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any fact necessary to make any of the representations, warranties or statements contained therein not misleading.

ARTICLE 6

TERMINATION

6.1Termination by Agreement.  This Agreement may be terminated at any time prior to the Closing Date by action of the Board of Directors of Plastinum.

6.2Effect of Termination.  In the event of the termination of this Agreement, the obligations of the parties hereunder (and of their directors, officers, employees, agents, consultants, representatives, advisors and stockholders) shall terminate.

ARTICLE 7

MISCELLANEOUS PROVISIONS

7.1Exhibits.  All Exhibits attached hereto are hereby incorporated by reference into, and made a part of this Agreement.

7.2Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect thereto, whether written or oral.  The representations, warranties and covenants of the parties hereto shall survive the Closing.

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7.3Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of PPT and Plastinum and their respective permitted successors and assigns.  No party hereto may assign its rights or delegate its duties under this Agreement without the prior written consent of the other party.

7.4Modification; Waiver.  This Agreement may not be modified, amended or supplemented, except by a written instrument executed by all of the parties hereto.  No failure to exercise or any delay in exercising any right, power or privilege hereunder shall be deemed a waiver thereof.  No waiver of any provision of this Agreement shall be deemed a waiver of any other provision hereof, nor shall any waiver in any one instance be deemed a continuing waiver or a waiver in any other instance.  No waiver shall be binding unless executed in writing by the party to be charged with such waiver.

7.5Severability.  In the event that any provision of this Agreement should be held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall not be affected thereby and shall continue in full force and effect.

7.6Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  If execute in multiple counterparts, this Agreement shall become binding when two or more counterparts hereto, individually or taken together, bear the signature of all of the parties reflected hereon as the signatories. Any facsimile signatures shall be deemed to be as good and effective as original signatures.

7.7Governing Law.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Reorganization as of the day and year first written above.

PLASTINUM POLYMER TECHNOLOGIES CORP.

By: /s/ Jacques Mot
      Name: Jacques Mot
      Title:    CEO

PPT HOLDING B.V.

By: /s/ Jacques Mot
      Name:   Jacques Mot
      Title:     Director

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SCHEDULE I

CAPITALIZATION OF PPT HOLDING B.V. AT CLOSING

Authorized Share Capital

90,000,000 Ordinary Shares, nominal value ten eurocent (€ 0,10)
10,000,000 Preferred Shares B, nominal value ten eurocent (€ 0,10)

Issued and Outstanding

25,018,407 Ordinary Shares (of which 20,455,278 shares will be issued to Plastinum at Closing)

3,626,471 Preferred Shares B

Reserved for Issuance upon Exercise or Conversion of Exercisable or Convertible Securities

16,577,078 Ordinary Shares

Warrants Outstanding

Exercisable for 80,000 Ordinary Shares at $2.50 per share expiring July 10, 2011
Exercisable for 397,117 Ordinary Shares at $1.75 per share expiring March 7, 2012
Exercisable for 277,105 Ordinary Shares at $2.85 per share expiring November 6, 2012
Exercisable for 39,474 Ordinary Shares at $2.85 per share expiring November 15, 2012
Exercisable for 31,579 Ordinary Shares at $2.85 per share expiring March 11, 2013
Exercisable for 189,474 Ordinary Shares at $2.85 per share expiring April 28, 2013
Exercisable for 420,000 Ordinary Shares at $2.85 per share expiring July 29, 2013
Exercisable for 724,474 Ordinary Shares at $1.00 per share expiring January 19, 2013

Options Outstanding

Exercisable for 600,000 Ordinary Shares at $0.50 per share expiring July 12, 2011
Exercisable for 3,040,000 Ordinary Shares at $1.50 per share expiring April 18, 2013

Convertible Debt Outstanding
Name of Debt Holder	Issue date	Debt Amount	Conversion Price per Ordinary Share	Number of Ordinary Shares Convertible Into
Jacques Mot	10-Jul-2006	$200,000	$2.50	80,000
Pierangelo Bottinelli	10-Jul-2006	$300,000	$2.50	120,000
Richard von Tscharner	27-Jan-09	$1,000,000	$1.10	909,091
Muriel Rochat	30-Apr-09	$50,000	$1.10	45,455
Richard von Tscharner	15-Jun-09	$3,000,000	$1.40	2,142,857
Richard von Tscharner	25-Sep-09	$2,000,000	$1.20	1,666,667
Richard von Tscharner	19-Jan-10	$2,172,000	$1.00	2,172,000

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EXHIBIT A

PPT HOLDING B.V. AMENDED ARTICLES OF ASSOCIATION

Van den Boomen
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Version:
20 July 2010

AMENDMENT ARTICLES OF ASSOCIATION AND CONVERSION OF PPT HOLDING B.V. INTO PLASTINUM POLYMER TECHNOLOGIES HOLDING N.V. (UNOFFICIAL TRANSLATION)

NOTE ABOUT TRANSLATION:

This document is an English translation of a document prepared in Dutch. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the Dutch text will govern by law.
In this translation, Dutch legal concepts are expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

On this day, +__________________________, appeared before me, mr. Arthur Petrus Christoffel Charles de Cooker, civil-law notary practising in Waalre, the Netherlands:
+____________________.
The person appearing declared that the shareholders of PPT Holding B.V., a private company with limited liability, with its official seat at Amsterdam, the Netherlands, and its office address at 1411 RZ Naarden, the Netherlands, Kooltjesbuurt 3, registered with the Trade Register of the Chamber of Commerce of Gooi-, Eem- en Flevoland, the Netherlands, under file number 04083148, in a resolution dated +___________ according to article 26 of the articles of incorporation of the mentioned company resolved:
a. to converse the private company with limited liability into a public company; and
b. to amend the articles of association of the mentioned company in full.
By notarial deed executed on the twenty-sixth day of October, two thousand and six, before mr. V.P. Kradolfer, civil law notary officiating in 's-Hertogenbosch, the Netherlands, the company has been incorporated, the ministerial certificate of no objection was granted on the twenty-fourth day of October, two thousand and six, number BV 1396523.
After the incorporation, the Articles of Association of the Company were latest amended by deed, executed on the fifteenth day of April two thousand and ten before mr. P. de Boer, civil law notary officiating in Heerenveen, the Netherlands, the ministerial certificate of no objection was granted on the twenty-sixth day of March, two thousand and ten, number BV 1396523.
To carry out the above mentioned, the appearer, acting as stated, declared to amend the Articles of Association of the company in full as follows:

CHAPTER I.

Article 1. Definitions.

21000331 / 21000896 / MZ

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20 July 2010

In these Articles of Association the following words shall have the following meanings:

a. a "**Share**":
share in the capital of the Company;

b. a "**Shareholder**":
a holder of one or more Shares (specifically excluding Necigef), as well as a participant in a collective depot ("verzameldepot") of Shares;

c. a "**member institution**":
a member institution ("aangesloten instelling") within the meaning of the Dutch Giro Securities Transactions Act;

d. an "**accountant**":
a chartered accountant ("registeraccountant") or other accountant referred to in Section 2:393 of the Dutch Civil Code, or an organisation in which such accountants work together;

e. the "**Shareholders' Body**":
the body of the Company consisting of Shareholders entitled to vote, together with pledgees and usufructuaries to whom voting rights attributable to Shares accrue;

f. a "**General Meeting of Shareholders**":
a meeting of Shareholders and other persons entitled to attend meetings of Shareholders;

g. "**DRH rights**":
the rights conferred by law upon holders of depositary receipts issued with a company's cooperation for shares in its capital;

h. "**participant**":
a participant in a collective depot within the meaning of the Dutch Giro Securities Transactions Act;

i. a "**Subsidiary**":
a subsidiary of the Company as referred to in Section 2:24a of the Dutch Civil Code;

j. "**Euronext**":
Euronext Amsterdam N.V.;

k. "**Girodepot**":
a girodepot within the meaning of the Dutch Giro Securities Transactions Act;

l. "**group company**":
a group company as referred to in Section 2:24b of the Dutch Civil Code;

m. "**Necigef**":
the central institute ("centraal instituut") within the meaning of the Dutch Giro Securities Transactions Act, being the Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V.;

n. the "**Management Board**":
the management board of the Company;

o. the "**Supervisory Board**":
the Supervisory Board of the Company;

21000331 / 21000896 / MZ

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p. **"in writing"**:
by letter, by telecopier or e-mail, or by message which is transmitted via any other current means of communication and which can be received in the written form, provided that the identity of the sender can be sufficiently established;

q. the **"Distributable Equity"**:
the part of the Company's equity which exceeds the aggregate of the paid in and called up part of the capital and the reserves which must be maintained pursuant to the law;

r. **"collective depot"**:
a collective depot ("verzameldepot") within the meaning of the Dutch Giro Securities Transactions Act;

s. a **"company body"**:
the Management Board, the Supervisory Board or the Shareholders' Body;

t. **"global share certificate"**:
the share certificate that embodies all ordinary bearer Shares.

CHAPTER II. NAME, OFFICIAL SEAT AND OBJECTS.

Article 2. Name and Official Seat.

1. The Company's name is: **Plastinum Polymer Technologies Holding N.V.**
2. The official seat of the Company is in Amsterdam, the Netherlands.

Article 3. Objects.

1. The objects of the Company are:
   a. development, research and realisation thereof within the plastic branch of industry;
   b. invest in, acquire, administer, manage and exploit securities, mortgages and other debts, registered property and other assets, and further to participate in, conduct the management of, finance and co-finance other enterprises and companies of whatever nature;
   c. enter into and administer annuity agreements, and to administer pension schemes in the meaning of the Wages and Salaries Tax Act 1964 where this is outside the scope of the Act on financial supervision;
   d. grant loans, to bind itself as a joint and several debtor for third-party debts, to bind the Company as a surety and/or to cause it to act as a guarantor for the debts or personal obligations of third parties, and to establish security rights on the Company's property for such third-party debts or obligations;
   e. do everything that is connected to the above or may arise from it.
2. As well as to participate in and to manage other enterprises and companies, to finance and provide security for the debts of third parties and to do all that is connected therewith or may be conducive thereto, all to be interpreted in the broadest sense.

CHAPTER III. AUTHORIZED CAPITAL; GLOBAL SHARE CERTIFICATE; REGISTER OF SHAREHOLDERS AND REGISTER OF DEPOSITARY RECEIPT HOLDERS.

Article 4. Authorized Capital.

1. The authorized capital of the Company equals ten million euro (€ 10,000,000.00).
2. The authorized capital of the Company is divided into one hundred million

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(100,000,000) Shares with a nominal value of ten eurocent (€ 0,10) each, of which ninety million (90,000,000) are ordinary Shares and ten million (10,000,000) are preferred Shares B.

3. All ordinary Shares are bearer shares. The preferred Shares B are registered, no Share certificates shall be issued from the preferred Shares B. The shares are numbered from 1, the ordinary Shares with the indication G and the preferred Shares B with the indication PB.
4. Every preferred Share B shall be converted into an ordinary Share in the exchange rate one on one, this on request of the holder of preferred Shares B, which request shall be approved by the Management Board, according to a written resolution, which resolution shall be confirmed by the Supervisory Board. The conversion shall be effective from the moment of the confirmation by the Supervisory Board. In case of a conversion the amount of preferred Shares B in the authorised share capital automatically decreases equal to the amount of preferred Shares B to be converted and the amount of ordinary Shares automatically increases with the amount of ordinary Shares wherein the Shares are converted taken into the mentioned exchange rate.
   When a conversion, as mentioned in this paragraph, has taken place, the ordinary Shares created according to the conversion shall be numbered, in a way that the numbers fit in with the highest existing numbers of the Ordinary Shares directly before the conversion.

Article 5. Global share certificate.

1. A subscriber for ordinary Shares shall, receive ordinary bearer Shares as described hereunder.
2. All ordinary bearer Shares are embodied in one global share certificate. In the wording of the global share certificate a regulation as referred to in Section 36 subsection 5 of the Dutch Giro Securities Transactions Act shall be included.
3. The global share certificate is meant to be kept by Necigef on behalf of the person(s) entitled thereto. The control over the global share certificate is irrevocably transferred to Necigef in its capacity as custodian of the girodepot of the ordinary bearer Shares. As soon as the global share certificate is in the custody of Necigef, (a) Necigef shall credit each member institution designated by the person(s) entitled thereto for a share in the girodepot of ordinary bearer Shares corresponding with the right of that/those person(s) and (b) each member institution designated by one or more persons entitled thereto shall correspondingly credit that/those person(s) in the collective depot of ordinary bearer Shares of that member institution.
4. Upon issuance of ordinary bearer Shares, (a) Necigef shall, at the request of the Company, add the newly issued ordinary bearer Shares or have them added to the global share certificate, by which the number of ordinary bearer Shares embodied in the global share certificate shall be increased with the number of ordinary bearer Shares thus added, (b) Necigef shall credit each member institution designated by the person(s) entitled to the newly issued ordinary bearer Shares for a share in the

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girodepot of ordinary bearer Shares corresponding with the right of that/those person(s) and (c) each member institution designated by one or more persons entitled thereto shall credit that/those person(s) accordingly in the collective depot of ordinary bearer Shares of that member institution.

5. A participant is not entitled to request conversion of his ordinary bearer Shares into ordinary registered Shares.
6. Transfer of ordinary bearer Shares by:
   a. Necigef out of a girodepot to a member institution;
   b. a member institution out of a collective depot to a participant, is not possible.
7. The global share certificate shall be signed by a member of the Management Board and a member of the Supervisory Board; such signing may take place by means of facsimile.

Article 6. Register of Shareholders and Register of Depositary Receipt Holders.

1. Each Shareholder, each pledgee of registered Shares, each usufructuary of registered Shares and each holder of depositary receipts issued for registered Shares with the cooperation of the Company is required to state his address to the Company in writing.
2. The Management Board shall keep a register of Shareholders in which the names and addresses of all Shareholders are recorded, showing the date on which they acquired the Shares, the date of acknowledgement by or serving upon the Company, as well as the nominal value paid in on each registered Share and the class of registered Shares.
3. The names and addresses of pledgees and usufructuaries of registered Shares shall also be entered in the register of Shareholders, showing the date on which they acquired the right and the date of acknowledgement by or serving upon the Company and furthermore showing whether the voting rights or the DRH rights accrue to them.
4. In the event that registered Shares form part of a collective depot or a girodepot, the name and the address of the member institution respectively Necigef can be recorded in the shareholders' register, mentioning the date on which the Shares became part of respectively the collective depot or girodepot, the date of acknowledgement by or the serving upon the Company, as well as the amount paid in on each Share.
5. On application by a holder of registered Shares or a pledgee or usufructuary of registered Shares, the Management Board shall furnish an extract from the register of holders of registered Shares, free of charge, insofar as it relates to the applicant's right in respect of a registered Share. If a right of pledge or a usufruct is created in a Share, the extract shall state to whom the voting rights accrue and to whom the DRH rights accrue.
6. If depositary receipts for registered Shares are issued with the cooperation of the Company, the Management Board shall also keep a register of depositary receipt holders in which the names and addresses of all holders of depositary receipts for registered Shares are recorded. The register of depositary receipt holders may be part of the register of Shareholders.
7. The register of Shareholders and the register of depositary receipt holders shall be kept

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accurate and up to date. All entries and notes in the registers shall be signed by one or more persons authorized to represent the Company, or by the person designated thereto by the Management Board.

8. The Management Board shall make both registers available at the Company's office for inspection by the holders of registered Shares and the persons to whom the DRH rights accrue.

CHAPTER IV. ISSUANCE OF SHARES.

Article 7. Resolution to Issue.

1. During a period of five years after ___________ two thousand and ten Shares shall be issued pursuant to a resolution of the Management Board. This resolution is subject to the approval of the Supervisory Board. This authority of the Management Board shall relate to all Shares in the current authorised capital, as amended in that period of five years, which have not have been issued yet.
2. Designation of the Management Board as the company body competent to issue Shares may be extended by the Articles of Association or by a resolution of the Shareholders' Body for a period not exceeding five years in each case. The resolution of the Shareholders' Body in that respect shall be subject to the approval of the Supervisory Board. The number of Shares, which may be issued, shall be determined at the time of this designation. A designation by the Articles of Association can be revoked by an amendment of the Articles of Association. Designation by resolution of Shareholders' Body cannot be revoked unless determined otherwise at the time of designation.
3. Upon termination of the authority of the Management Board, the issuance of Shares shall thenceforth require a resolution of the Shareholders' Body, unless another company body has been designated by the Shareholders' Body. Each resolution of the Shareholders Body to issue Shares or to designate another company body as the competent body to issue Shares can only be adopted at proposal of the Management Board that has been approved by the Supervisory Board.
4. An issue of preferred Shares B pursuant to a resolution of a company body other than the Shareholders' Body, through which an amount of preferred Shares B shall be issued that exceeds fifty percent (50%) of the outstanding amount of ordinary Shares, is only permitted with prior approval of the Shareholders' Body given for the specific instance. With approval of the Supervisory Board, the Management Board can resolve to implement a regulation for the issue of preferred Shares B without the approval of the Shareholders' Body referred to in this Article 7 paragraph 4.
5. Within eight days after each resolution of the Shareholders' Body to issue Shares or to designate another company body as the competent body to issue Shares, the full wording of the resolution involved shall be deposited at the office of the Commercial Register.
6. Within eight days after each issue of Shares, the same shall be notified to the office of the Commercial Register, stating the number and the class of Shares issued.
7. The provisions of the Articles 7 paragraph 1 up to and including 7 paragraph 7 shall be

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apply correspondingly to the granting of rights to subscribe for Shares, but shall not be applicable to the issue of Shares to persons exercising a previously granted right to subscribe for Shares.

8. In the resolution to issue preferred Shares B casu quo the granting of rights to subscribe for preferred Shares B shall also be determined whether the preferred Shares B shall be cumulative within the meaning of Article 35 paragraph 2 of these Articles of Association.
9. The provisions of Section 2:96 of the Dutch Civil Code shall be applicable to the issue of Shares and the granting of rights to subscribe for Shares.

Article 8. Rights of Pre emption.

1. The price and other terms of issue shall be determined at the time of the resolution to issue Shares. Save as provided in Article 9 paragraph 3 of these Articles of Association, the issue price shall not be less than par.
2. If the amount to be issued is announced and only a lesser amount can be placed, this latter amount shall only be placed if the conditions of issue expressly provide therefore.
3. Each holder of ordinary Shares shall have a pre-emptive right on any issue of ordinary Shares pro rata to the aggregate amount of his ordinary Shares. He shall, however, have no pre-emptive right on ordinary Shares issued for a non-cash contribution. He shall also have no pre-emptive right on (i) ordinary Shares issued to employees of the Company or of a group company, or (ii) preferred Shares B.
4. The pre-emptive right may be restricted or excluded by a resolution of the Management Board. The resolution thereto shall be subject to approval of the Supervisory Board. The authority vested with the Management Board shall terminate at the moment the authority of the Management Board to issue Shares terminates. The Articles 7 paragraph 1 through 7 paragraph 3 of these Articles of Association shall apply mutatis mutandis.
5. Furthermore, Section 2:96a of the Dutch Civil Code shall apply to the conditions of issue and to the pre-emptive right.

Article 9. Payment on Shares.

1. On subscription to an ordinary Share respectively preferred Shares B, payment must be made on the full nominal value amount and, if a Share is subscribed for at a higher amount, the difference between such amounts, save for that provided in Article 9 paragraph 3.
2. Payment on preferred Shares B may only be effected in cash. Payment on ordinary Shares must be effected in cash, in as far as no other form of contribution has been agreed to.
3. Persons who are professionally charged with the placing of Shares for their own account may be permitted, by agreement, to pay less than the nominal amount for the Shares they subscribe for, provided that no less than ninety four percent (94%) of such amount is paid in cash on subscription to the Shares at the latest.

Article 10. Payment in foreign currency.

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1. Payment on a Share in a foreign currency is only permitted with the approval of the Company.
2. In the event of payment in a foreign currency, the payment obligation shall be complied with for the amount against which the paid up amount is freely convertible into euro. The basis of determination shall be the rate of exchange on the day of payment.
3. Within two weeks after payment in a foreign currency, the Company shall deposit at the office of the Commercial Register, a statement as referred to in Section 2:93a subsection 6 of the Dutch Civil Code.

Article 11. Non-cash contribution.

1. The Management Board shall be authorized to enter into legal transactions (rechtshandelingen) concerning non-cash contributions on ordinary Shares, and the other legal transactions referred to in Section 2:94 of the Dutch Civil Code, without prior approval of the Shareholders' Body. The resolution to enter into these legal transactions shall require the approval of the Supervisory Board.
2. If a non-cash contribution has been agreed, such contribution must be able to be valued according to economic standards. A right to the performance of work or services may not be contributed.
3. A non-cash contribution must be effected without delay after subscription to the Share.
4. The Company shall prepare a description of the non-cash contribution, stating the value attributed thereto and the methods of valuation applied, as prescribed by Section 2:94b subsection 1 in conjunction with Section 2:94a subsection 1 of the Dutch Civil Code. The description must relate to the status of the contribution on a date no earlier than five months before the date on which the Shares are subscribed for.
   The members of the Management Board shall sign the description; if the signature of one or more of them is lacking this shall be stated, giving the reason therefore.
5. An accountant must issue a certificate in respect of the description of the contribution in conformity with Section 2:94b subsection 2 in conjunction with Section 2:94a subsection 2 of the Dutch Civil Code.
6. Within eight days after the date on which the Shares were subscribed for, the accountant's certificate in respect of the contribution or a true copy thereof shall be deposited at the office of the Commercial Register stating the names of the contributors and the amount of the part of the issued capital paid up in that manner.
7. That determined in the Articles 11 paragraph 4, 11 paragraph 5 and 11 paragraph 6 shall not apply: (i) to the extent that the contribution consists of Shares or depositary receipts issued for Shares or rights convertible into Shares or profit sharing certificates of another legal entity for which the Company has made a public offer, provided that such securities or part thereof are listed on a stock exchange or are regularly traded over-the-counter, (ii) the provision of article 2:94a paragraph 3 respectively 6 of the Dutch Civil Code fulfilled.

CHAPTER V. SHARES IN THE COMPANY'S OWN CAPITAL AND DEPOSITARY RECEIPTS THEREFORE. FINANCIAL ASSISTANCE. REDUCTION OF THE ISSUED

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CAPITAL.

Article 12. Shares in the Company's own capital and depositary receipts therefore.

1. The Company may not subscribe for its own Shares on issue.
2. The Company may acquire fully paid up Shares in its own capital or depositary receipts therefore, but may only do so for no consideration or if:
   a. the Distributable Equity is at least equal to the purchase price, and
   b. the nominal value of the Shares in its capital or depositary receipts therefore which the Company acquires or holds, or which are held by a subsidiary does not exceed fifty percent (50%) of the issued capital.
3. Qualifying for the requirements in Article 12 paragraph 2 under a. shall be the amount of the Distributable Equity according to the most recently adopted balance sheet, less the purchase price of shares in the capital of the Company or depositary receipts therefore and distributions to others from profits or reserves it and its subsidiaries are due after the balance sheet date. If more than six months have elapsed since the end of a financial year without the annual accounts having been adopted, an acquisition in accordance with Article 12 paragraph 2 shall not be permitted.
4. An acquisition for a consideration can only be effected if the Shareholders' Body has authorized the Management Board thereto. This authorization shall remain valid for a maximum of eighteen months. In the authorization, the Shareholders' Body must specify the number of Shares or depositary receipts therefore which may be acquired, the manner in which they may be acquired and the limits within which the price must be set. Such an acquisition also requires the approval of the Supervisory Board.
5. No authorization as referred to in Article 12 paragraph 4 shall be required for the acquisition of Shares or depositary receipts therefore for the purpose of transferring the same to employees of the Company or of a group company under a scheme applicable to such employees, provided that such Shares or depositary receipts therefore are listed on a stock exchange.
6. Shares in the Company's own capital or depositary receipts therefore may be disposed of pursuant to a resolution of the Management Board. Such a resolution shall be subject to the approval of the Supervisory Board.
7. Sections 2:89a, 2:95, 2:98, 2:98a, 2:98b, 2:98c and 2:98d of the Dutch Civil Code shall also be applicable to shares in the Company's own capital or depositary receipts therefore.

Article 13. Financial Assistance.

The Company may not furnish security, guarantee the price, or in any other way answer to or bind itself either severally or jointly for or on behalf of third parties, with a view to a subscription to or an acquisition of shares in the Company's share capital or depositary receipts therefore by others. This prohibition shall also apply to its subsidiaries. This prohibition shall not apply if Shares or depositary receipts therefore are acquired by or for the account of employees of the Company or a group company.

Article 14. Reduction of the issued capital.

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1. The Shareholders' Body may, but only at the proposal of the Management Board which has been approved by the Supervisory Board, resolve to reduce the issued capital:
   a. by a cancellation of Shares; or
   b. by a reduction of the nominal amount of the Shares by amendment of the Articles of Association, provided that the issued capital or the paid-up part thereof will not fall below the amount prescribed by Section 2:67 of the Dutch Civil Code. A resolution of the Shareholders' Body to reduce the capital shall designate the Shares to which the resolution applies and shall make provisions for the implementation of the resolution.
2. A resolution to cancel may only relate to Shares held by the Company itself or for which it holds the depositary receipts, notwithstanding the provisions in Article 14 paragraph 3 hereof.
3. Cancellation of all issued preferred Shares B shall be possible, with repayment.
4. Any reduction of the nominal amount of the Shares without repayment must be made in proportion to all Shares. Such requirement of proportionality may be waived if all Shareholders concerned so agree.
5. Partial repayment on Shares is only possible in order to implement a resolution to reduce the nominal amount of the Shares. Such repayment shall be effected in proportion to all Shares. The requirement of proportionality may be deviated from if all Shareholders concerned so agree.
6. The convocation notice for a General Meeting of Shareholders at which a resolution referred to in this Article 14 is to be taken shall state the object of the reduction of capital and the manner of implementation. Simultaneously, a true copy of the proposal to reduce the capital, containing the proposed amendment verbatim, must be deposited at the office of the Company for inspection by, and copies must be made available free of charge to Shareholders and to persons with DRH-rights until the end of the meeting.
7. Furthermore, Sections 2:99 and 2:100 of the Dutch Civil Code shall apply to a reduction of capital of the Company.

CHAPTER VI. TRANSFER OF SHARES; RIGHT OF PLEDGE AND USUFRUCT ON SHARES.

<u>Article 15. Transfer of shares.</u>

1. The transfer of an ordinary bearer Share in a collective depot or a girodepot or the transfer of a right in rem thereon shall be effected in accordance with the Giro Securities Transaction Act.
2. The transfer of a preferred registered Share B and the creation or transfer of a right in rem thereon shall require, a deed to that effect and, except in the event the Company is party to that legal act, an acknowledgement in writing by the Company of the transfer. The acknowledgement shall be given in the deed, or by a dated statement embodying such acknowledgement on the deed or on a true copy or extract thereof duly authenticated by a civil law notary or by the transferor. Serving of such deed, true copy or extract on the Company shall be deemed to be equal to acknowledgement.

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3. The acknowledgement shall be signed in accordance with the representation rules as referred to in Article 21 paragraph 1 of these Articles of Association.
4. The provisions of Articles 15 paragraph 2 and 15 paragraph 3 shall apply correspondingly to the allotment of registered Shares by distribution of any community, other than a collective depot or girodepot.

Article 16. Right of pledge and usufruct on Shares.

1. Upon the establishment of a right pledge on an ordinary Share or the creation or transfer of a right of usufruct on an ordinary Share, the right to vote may be vested in the pledgee or the usufructuary, with due observance of the relevant provisions of Dutch law.
2. A right of pledge can be established without acknowledgement by or serving upon the Company. In that event Section 3:239 of the Dutch Civil Code shall apply correspondingly, in accordance with which the acknowledgement by or serving upon the Company supersedes the notification as referred to in paragraph 3 of that Article. Article 15 paragraph 3 shall apply correspondingly.
3. Both the Shareholder without voting rights and the pledgee or usufructuary with voting rights shall have the DRH rights. The DRH rights may also be granted to the pledgee or usufructuary without voting rights, but only if the Supervisory Board has approved the same and with due observance of the relevant provisions of the law.
4. The Shareholder shall have the rights attached to a Share on which a right of usufruct is vested regarding the acquisition of Shares, provided that the Shareholder reimburses the usufructuary for the value of these rights to the extent that such rights are vested in the latter pursuant to his right of usufruct.

Article 17. Depositary Receipts for Shares.

The Company may cooperate in the issuance of registered depositary receipts for ordinary Shares, but only pursuant to a resolution to that effect of the Shareholders' Body. Each holder of such depositary receipts shall have the DRH rights. The Company shall not cooperate in the issuance of depositary receipts for preferred Shares B.

CHAPTER VII. THE MANAGEMENT BOARD.

Article 18. Management Board Members.

1. The Management Board shall consist of one or more members. The number of Management Board members shall be determined by resolution of the Supervisory Board. Both individuals and legal entities can be Management Board members.
2. The Management Board members shall be appointed by the Shareholders' Body from a nomination of at least two persons drawn up by the Supervisory Board.
3. The Shareholders' Body shall be free to make the appointment if the Management Board has not made a nomination within three months after the vacancy has occurred.
4. A nomination made in time by the Supervisory Board shall be binding. The Shareholders' Body can deprive a nomination of its binding character at any time by a resolution adopted with a majority of at least two thirds of the votes cast, representing more than half of the issued share capital.

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5. A Management Board member may be suspended or dismissed by the Shareholders' Body at any time. A Management Board member may also be suspended by the Supervisory Board. A suspension by the Supervisory Board may be discontinued at any time by the Shareholders' Body.
6. The Shareholders' Body may only suspend or dismiss a Management Board member, other than at the proposal of the Supervisory Board, by a resolution adopted with a majority of at least two thirds of the votes cast, representing more than half of the issued share capital.
7. Any suspension may be extended one or more times, but may not last longer than three months in the aggregate. If, at the end of that period, no decision has been taken on termination of the suspension or on dismissal, the suspension shall end.

Article 19. Remuneration Management Board.

1. The Shareholders' Body shall adopt the remuneration policy in respect of remuneration of the Management Board.
2. The remuneration for Management Board members shall be adopted by the Supervisory Board taking into account the policy referred to in Article 19 paragraph 1, provided that arrangements in the form of Shares or rights to subscribe for Shares are subject to the approval of the Shareholders' Body. The request for approval shall at least state the number of Shares or rights to subscribe for Shares that may be granted to the Management Board members and which criteria apply to the granting or amendment thereof.
3. The absence of approval of the Shareholders' Body shall not affect the authority of the Supervisory Board pursuant to Article 19 paragraph 2.

Article 20. Duties, Decision making Process and Allocation of Duties.

1. The Management Board shall be entrusted with the management of the Company.
2. The Management Board may establish rules regarding its decision making process and working methods. In this context, the Management Board may also determine the duties for which each Management Board member in particular shall be responsible. The Supervisory Board may decide that such rules and allocation of duties must be put in writing and that such rules and allocation of duties shall be subject to its approval.
3. Management Board resolutions may at all times be adopted outside a meeting, in writing or otherwise, provided that the proposal concerned is submitted to all Management Board members then in office and none of them objects to that certain manner of adopting resolutions. A report shall be prepared by the secretary of the Management Board on a resolution adopted other than at a meeting which is not adopted in writing, and such report shall be signed by the secretary and the chairperson of the Management Board. Adoption of a resolution in writing shall be effected by written statements from all Management Board members then in office.
4. The Management Board shall at least four times a year inform the Supervisory Board in writing of the headlines of the strategic policy, the general and financial risks and the management and control system of the Company.

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Article 21. Representation: Conflicts of Interest.

1. The Company shall be represented by the Management Board. Each Management Board member shall also be authorized to represent the Company.
2. The Management Board may appoint officers with general or limited power to represent the Company. Each officer shall be competent to represent the Company, subject to the restrictions imposed on him. The Management Board shall determine each officer's title. Such officers may be registered at the Commercial Register, indicating the scope of their power to represent the Company. The authority of an officer thus appointed may not extend to any transaction where the Company has a conflict of interest with the officer concerned or with one or more Management Board members.
3. In the event of a conflict of interest between the Company and a Management Board member, the provisions of Article 21 paragraph 1 shall continue to apply unimpaired unless the Shareholders' Body has appointed one or more other persons to represent the Company in the case at hand or in general in the event of such a conflict. A resolution of the Management Board with respect to a matter involving a conflict of interest with a Management Board member in a private capacity shall be subject to the approval of the Supervisory Board, but the absence of such approval shall not affect the authority of the Management Board or its members to represent the Company.

Article 22. Approval of Management Board Resolutions.

1. Resolutions of the Management Board with respect to a material change of the identity or the character of the Company or its enterprise as referred to in Section 2:107a of the Dutch Civil Code, are subject to the approval of the Shareholders' Body.
2. The Supervisory Board shall be entitled to require resolutions of the Management Board to be subject to their approval. Such resolutions shall be clearly specified and notified to the Management Board in writing.
3. The absence of approval by the Supervisory Board for a resolution, shall not affect the authority of the Management Board or its members to represent the Company.

Article 23. Vacancy or Inability to Act.

If a seat is vacant on the Management Board ('ontstentenis') or a Management Board member is unable to perform his duties ('belet'), the remaining Management Board members or member shall be temporarily entrusted with the management of the Company. If all seats in the Management Board are vacant or all Management Board members or the sole Management Board member, as the case may be, are unable to perform their duties, the management of the Company shall be temporarily entrusted to the Supervisory Board, with the authority to temporarily entrust the management of the Company to one or more Supervisory Board members and/or one or more other persons.

CHAPTER VIII. THE SUPERVISORY BOARD.

Article 24. Supervisory Board Members.

1. The provisions of Articles 24 through 28 of these Articles of Association, as well as all other provisions of these Articles of Association with regard to the Supervisory Board and its members shall only come into effect if and as soon as a resolution adopted by

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the Shareholders' Body pertaining to the formation of a Supervisory Board has been filed with the Commercial Register. Until such time, all powers vested in the Supervisory Board under these Articles of Association shall, to the extent possible, be vested in the Shareholders' Body.

2. The Company shall have a Supervisory Board consisting of one or more members taking into account paragraph 1 of this Article. The number of Supervisory Board members shall be determined by resolution of the Shareholders' Body. Only individuals may be Supervisory Board members.
3. Supervisory Board members are appointed by the Shareholders' Body. A Supervisory Board member shall be appointed for a period of four years, unless provided otherwise in the resolution to appoint the Supervisory Board member concerned. The Shareholders' Body may determine that the Supervisory Board members shall resign periodically in accordance with a roster to be adopted by the Supervisory Board. A resigning Supervisory Board member may only be reappointed once.
4. A voting on the appointment of a Supervisory Board member in a General Meeting of Shareholders shall only be possible with respect to candidates of whom the name was mentioned for that purpose in the agenda.
5. When a proposal or recommendation for appointment of a person as a Supervisory Board member is made, the following particulars shall be stated: his age, his profession, the number of Shares he holds and the positions he holds or has held, insofar as these are relevant for the performance of the duties of a Supervisory Board member. Furthermore, the names of the legal entities of which he is already a Supervisory Board member shall be indicated; if those include legal entities which belong to the same group, a reference to that group will be sufficient. The proposal or recommendation must state the reasons on which it is based.
6. Each Supervisory Board member may be suspended or dismissed by the Shareholders' Body at any time. The Shareholders' Body may only suspend or dismiss a Management Board member, by a resolution adopted with a majority of at least two thirds of the votes cast, representing more than half of the issued share capital.
7. Any suspension may be extended one or more times, but may not last longer than three months in the aggregate. If, at the end of that period, no decision has been taken on termination of the suspension or on dismissal, the suspension shall end.
8. The Shareholders Body may establish a remuneration for Supervisory Board members.

Article 25. Duties and Powers.

1. It shall be the duty of the Supervisory Board to supervise the management of the Management Board and the general course of affairs in the Company and the business connected with it. The Supervisory Board shall assist the Management Board by giving advice. In performing their duties the Supervisory Board members shall act in accordance with the interests of the Company and the business connected with it.
2. The Management board shall supply the Supervisory Board in due time with the information required for the performance of its duties.

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3. The Supervisory Board may request assistance from experts. The costs of such assistance shall be for the account of the Company.
4. The Supervisory Board may decide that one or more of its members and/or experts shall have access to the office and the other buildings and premises of the Company and that such persons shall be authorized to inspect the books and records of the Company.
5. The Supervisory Board may establish rules regarding its decision making process and working methods, in addition to the relevant provisions of these Articles of Association.

Article 26. Chairperson and Secretary.

1. The Shareholders' Body shall appoint a chairperson of the Supervisory Board from among its midst. The Supervisory Board shall also appoint a deputy chairperson from among its midst, who shall take over all duties and powers of the chairperson in the latter's absence.
2. The Supervisory Board shall also appoint a secretary of the Supervisory Board, from among its midst or not, and make arrangements for his substitution in case of absence.

Article 27. Meetings.

1. The Supervisory Board shall meet whenever a Supervisory Board member or the Management Board deems necessary.
2. A Supervisory Board member may be represented at a meeting by another Supervisory Board member authorized in writing.
3. The meetings of the Supervisory Board shall be presided over by its chairperson or his deputy. In their absence, the chairperson of the meeting shall be appointed by the Supervisory Board members present at the meeting.
4. The chairperson of the meeting shall appoint a secretary for the meeting.
5. The secretary of a meeting of the Supervisory Board shall keep minutes of the proceedings at the meeting. The minutes shall be adopted by the Supervisory Board, in the same meeting or the next. Evidencing their adoption, the minutes shall be signed by the chairperson and the secretary of the meeting in which the minutes are adopted.
6. The Supervisory Board shall meet with the Management Board as often as the Supervisory Board or the Management Board deems necessary.

Article 28. Decision making Process.

1. When making Supervisory Board resolutions, each Supervisory Board member may cast one vote.
2. All resolutions of the Supervisory Board shall be adopted by a majority of the votes cast.
3. At a meeting, the Supervisory Board may only pass valid resolutions if the majority of the Supervisory Board members then in office are present or represented.
4. Supervisory Board resolutions may also be adopted in a manner other than at a meeting, in writing or otherwise, provided the proposal concerned is submitted to all Supervisory Board members then in office and none of them objects to the relevant manner of adopting resolutions. A report shall be prepared by the secretary of the

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Supervisory Board on a resolution adopted other than at a meeting which is not adopted in writing, and such report shall be signed by the chairperson and the secretary of the Supervisory Board. Adoption of resolutions in writing shall be effected by written statements from all Supervisory Board members then in office.

CHAPTER IX. FINANCIAL YEAR AND ANNUAL ACCOUNTS; PROFITS AND DISTRIBUTIONS.

Article 29. Financial Year and Annual Accounts.

1. The Company's financial year shall be the calendar year.
2. Annually, not later than five months after the end of the financial year, unless by reason of special circumstances this period is extended by the Shareholders' Body by not more than six months, the Management Board shall prepare annual accounts, and shall deposit the same for inspection by the Shareholders at the Company's office.
3. The annual accounts shall consist of a balance sheet, a profit and loss account and explanatory notes.
4. Within the period referred to in Article 29 paragraph 2, the Management Board shall also present the annual accounts and the annual report to the Supervisory Board.
5. The annual accounts shall be signed by the Management Board members and the Supervisory Board members; if one or more of their signatures is lacking, this shall be stated, giving the reasons therefore.
6. The Supervisory Board shall present its consultative report on the annual accounts to the Shareholders' Body.
7. Furthermore, Sections 2:101 and 2:102 and Title 9 of Book 2 of the Dutch Civil Code shall also apply to the annual accounts and to the annual report.

Article 30. Accountant.

1. The Company shall instruct an accountant to audit the annual accounts.
2. The Shareholders' Body shall be authorized to furnish such instruction. If the Shareholders' Body fails to proceed thereto, the Supervisory Board shall be competent thereto or, if there are no Supervisory Board members in office or failing such, the Management Board. The instruction can at any time be withdrawn by the Shareholders' Body or by those who furnished such; in addition, an instruction furnished by the Management Board may be withdrawn by the Supervisory Board.
3. The accountant shall render an account of his audit to the Supervisory Board and to the Management Board.
4. The accountant shall reflect the results of his audit in a statement attesting to the fidelity of the annual accounts.

Article 31. Deposition at the office of the Company.

1. The annual accounts as prepared, the annual report, the consultative report of the Supervisory Board, and the information to be added pursuant to Section 2:392 subsection 1 of the Dutch Civil Code must be available at the Company's office as of the date of notice convening the annual General Meeting of Shareholders. Shareholders and persons with DRH-rights may inspect the documents at that place and obtain a copy

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thereof free of charge.

2. Until the deposition referred to in Article 31 paragraph 1 has been made, the documents, insofar as the same must be published after adoption, may also be inspected by any third party, who may obtain a copy thereof at no more than the cost price.

Article 32. Adoption.

1. The annual accounts shall be adopted by the Shareholders' Body.
2. The annual accounts may not be adopted if the Shareholders' Body has been unable to inspect the accountant's statement referred to in Article 30 paragraph 4, unless the information to be added by virtue of the law includes a legal ground for the lacking of the statement.

Article 33. Publication.

1. The annual accounts must be published within eight days after the adoption. Publication shall be effected by depositing a copy drawn up entirely in the Dutch language, or if that has not been prepared, a copy in French, German or English, at the office of the Commercial Register which is held by the Chamber of Commerce and Industry authorized under the Trade Register Act (Handelsregisterwet). The date of adoption must be set forth on the copy.
2. If the annual accounts have not been adopted in conformity with the statutory provisions and/or within regulatory prescribed terms, the Management Board shall publish the annual accounts as prepared in the manner provided in Article 33 paragraph 1 without delay; it shall be set forth in the annual accounts that they have not yet been adopted.
3. If the Shareholders' Body has extended the period for preparation of the annual accounts pursuant to Article 33 paragraph 2, the preceding article shall take effect two months after the end of such extended period.
4. Simultaneously with and in the same manner as the annual accounts, a copy of the annual report and of the other information referred to in Section 2:392 of the Dutch Civil Code shall be published in the same language.
   The preceding sentence shall not apply, except for the information referred to in Section 2:392, subsection 1, under a, c, f and g, of the Dutch Civil Code, if the documents are kept for public inspection at the Company's office and a complete or partial copy thereof is obtainable on request at no more than the cost price; the Company shall file a notice of this fact for registration in the Commercial Register.

Article 34. Discharge.

The Shareholders' Body may grant full or limited discharge to the Management Board members and the Supervisory Board members for the management pursued and the supervision thereof, respectively.

Article 35. Profits and Distributions.

1. From the profits - the positive balance of the profit and loss accounts - made in the most recently elapsed financial year shall first, if possible, a dividend distribution be

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made on the preferred Shares B, to an amount of eight percent (8%) or not more than ten percent (10%) of the amount of the nominal value of the preferred Shares B to be determined by the Management Board, subject to the approval of the Supervisory Board.

2. It may be determined in the resolution to issue the preferred Shares B that, in the event that the profits of any financial year do not permit the distribution as referred to in Article 35 paragraph 1 on the Shares to be issued in full or in part, the deficit shall be distributed from the Distributable Equity, and, if this is also insufficient, from the profits of the subsequent years. If preferred Shares B shall be cumulative as described above, the letter C shall be added to that respective series of Shares. If the Shares are not cumulative preferred, they shall be referred to with the letters N.C.
3. Each year, after application of the Articles 35 paragraph 1 and 35 paragraph 2, and insofar as cumulative preferred Shares B are in issue and a distribution must still be made on those Shares, after such distribution, the Management Board may, subject to the approval of the Supervisory Board, determine which part of the profits shall be reserved.
4. The part of the profit remaining after reservation in accordance with Article 35 paragraph 3 shall be distributed as dividend on the ordinary Shares.
5. Distributions may be made only up to an amount which does not exceed the amount of the Distributable Equity.
6. Distribution of profits shall be made after adoption of the annual accounts if permissible under the law given the contents of the annual accounts.
7. The Management Board may resolve to distribute interim dividend on the ordinary Shares. Such a resolution shall be subject to the approval of the Supervisory Board.
8. In calculating the amount of any distribution on Shares, Shares held by the Company shall be disregarded.
9. The Sections 2:104, and 2:105 of the Dutch Civil Code shall apply to distributions to holders of Shares.

Article 36. Distributions charged to the Distributable Reserves and distributions in Shares.

1. The Shareholders' Body may, at the proposal of the Management Board which has been approved by the Supervisory Board, resolve that distributions to holders of Shares be made from the Distributable Equity. The provisions of Article 36 paragraph 2 shall apply correspondingly.
2. The Shareholders' Body may, at the proposal of the Management Board which has been approved by the Supervisory Board, resolve that a distribution of dividend on ordinary Shares shall not be paid in whole or in part in cash but in shares in the Company.

Article 37. Date for payment.

1. The date on which dividends and other distributions shall be made payable shall be announced in accordance with Article 46 of these Articles of Association.
2. Unless the company body authorised to make distributions determines another date of payment, distributions on Shares shall be made payable immediately after they have

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been declared.

3. A claim of a holder of Shares for payment of a distribution shall be time barred by an elapse of five years.

CHAPTER X. GENERAL MEETINGS OF SHAREHOLDERS.

Article 38. Annual General Meeting of Shareholders.

1. The annual General Meeting of Shareholders shall be held each year, within six months of the end of the financial year.
2. The agenda for such meeting shall announce, inter alia, the following matters:
   a. discussion of the annual report;
   b. discussion and adoption of the annual accounts;
   c. discharge of the Management Board members and the Supervisory Board members;
   d. appointments for any vacancies;
   e. allocation of profits;
   f. any other proposals presented for discussion by the Supervisory Board or the Management Board and announced with due observance of Article 46 of these Articles of Association, such as proposals for the designation of a company body competent to issue Shares and to grant rights to subscribe to Shares and the authorization of the Management Board to cause the acquisition of own shares or depositary receipts therefor by the Company.

Article 39. Other meetings.

Other General Meetings of Shareholders shall be held as often as the Management Board or the Supervisory Board deem such to be necessary, without prejudice to the provisions of Sections 2:110, 2:111 and 2:112 of the Dutch Civil Code.

Article 40. Convening a meeting. Agenda.

1. General Meetings of Shareholders shall be convened by the Supervisory Board or by the Management Board. Furthermore, notice of General Meetings of Shareholders may be given by persons to whom voting rights to Shares accrue representing in the aggregate at least one tenth of the Company's issued capital.
2. The notice of the meeting shall be sent no earlier than sixty (60) days and no later than on the fifteenth day prior to the date of the meeting.
3. The notice of the meeting shall state the items to be dealt with or announce that the holders of Shares can obtain details thereof at the Company's office, without prejudice to the provisions of Articles 14 paragraph 6 and 48 paragraph 2 of these articles of association.
4. The notice of the meeting shall state the requirement for admission to the meeting as described in Articles 44 paragraph 1 and 44 paragraph 4 of these Articles of Association.
5. The notice shall be effected in the manner stated in Article 46.
6. Matters not stated in the notice of the meeting may be further announced, with due observance of the time limit pertaining to the notification of meetings, in the manner stated in Article 46 of these Articles of Association.

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7. Unless the notice of the meeting includes the contents of all documents which, according to the law or to the Articles of Association, are to be made available to holders of Shares for perusal in connection with the meeting to be held, these documents are to be made available free of charge to holders of Shares in Amsterdam at the office of a member institution admitted by Euronext to be designated in the notice of the meeting.
8. Holders of Shares who alone, or in the aggregate, represent at least one percent (1%) of the Company's issued capital, or, if the shares in a regulated market or via a multilateral trading facility in the meaning of article 1:1 Financial Supervision Act (*Wet op het financieel toezicht*) or via a system operated in a National State not being a European Union Member State comparable to a regulated market or via a multilateral trading facility, at least a value equal to the amount defined in article 2:114a paragraph 2 Dutch Civil Code, have the right to request the Supervisory Board or the Management Board to place items on the agenda of the General Meeting of Shareholders. If such proposals are submitted to the Management Board or the Supervisory Board in time, in order for the Management Board to put these on the agenda for the next meeting, or to be announced by the Management Board prior to the meeting by means of a supplementary notice, with due observance of the period set for the convening a meeting in the manner as laid down hereinafter, the Management Board or the Supervisory Board shall be obliged to do so, provided that no important interest ('*zwaarwichtig belang*') of the Company dictates otherwise.
9. The expression "holders of Shares" in this Article 40 shall include persons to whom DRH-rights accrue.

Article 41. Place of meetings.

The General Meetings of Shareholders shall be held at Amsterdam, Rotterdam, Utrecht, Naarden, Emmen, The Hague of Haarlemmermeer (Schiphol).

Article 42. Chairperson.

1. The General Meetings of Shareholders shall be presided over by the chairperson of the Supervisory Board or, in his absence, by the vice-chairperson of that Board; in the event that the latter is also absent, the Supervisory Board members present shall appoint a chairperson from their midst. The Supervisory Board may appoint another person to act as chairperson of a General Meeting of Shareholders.
2. If the chairperson has not been appointed in accordance with Article 42 paragraph 1, the meeting itself shall appoint a chairperson. Until that moment, a member of the Management Board appointed for that purpose by the Management Board shall act as chairperson.

Article 43. Minutes.

1. Minutes shall be kept of the proceedings at every General Meeting of Shareholders by a secretary to be designated by the chairperson. The minutes shall be adopted by the chairperson and the secretary and shall be signed by them as evidence thereof.
2. The Supervisory Board or the chairperson may determine that a notarial report must be

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drawn up of the proceedings of a meeting. The notarial report shall be co signed by the chairperson.

Article 44. Rights at meetings. Admittance.

1. Each holder of Shares entitled to vote and each usufructuary or holder of pledge on Shares to whom the voting rights accrue shall be entitled to attend the General Meeting of Shareholders, to address such meeting and to exercise his voting rights. If it concerns registered Shares, the Management Board must be notified in writing of the intention to attend the meeting. Such notice must be received by the Management Board not later than on the date specified in the notice of the meeting.
2. The right to participate in the meeting in accordance with Article 44 paragraph 1 may be exercised by a proxy authorized in writing, provided that the power of attorney has been received by the Management Board not later than on the date specified in the notice of the meeting. All shareholders shall be authorised to take part in the general meeting via an electronic means of communication. In order to be applied, the shareholder must be identifiable via the electronic means of communication, must be able to know about the discussion at the general meeting and be able to exercise his voting rights. In addition he ought to be able to take part in the deliberations via his electronic means of communication. Conditions may be placed on the use of the electronic means of communication that shall be made known along with the notice convening the meeting.
   The requirement of a written proxy shall be considered as having been fulfilled where said proxy has been recorded electronically.
3. The date specified in the notice of the meeting, referred to in Articles 44 paragraph 1 and 44 paragraph 2, may not fall before the seventh day prior to the date of the meeting.
4. If the voting rights attributable to a Share accrue to the usufructuary or the holder of a right of pledge on Shares, instead of to the holder of Shares, the holder of Shares shall likewise be authorized to attend the General Meeting of Shareholders and to address such meeting, provided that, if it concerns registered Shares, the Management Board has been notified of the intention to attend the meeting in accordance with Article 44 paragraph 1. The provisions of Article 44 paragraph 2 shall apply correspondingly.
5. Furthermore, each depositary receipt holder shall be entitled to attend the General Meeting of Shareholders and to address such meeting, provided that the Management Board has been notified of the intention to attend the meeting in accordance with Article 44 paragraph 1. The provisions of Article 44 paragraph 2 shall apply correspondingly.
6. With respect to the voting rights and/or the right to participate in meetings, the Company shall, on the basis of the provisions of Sections 2:88 and 2:89 of the Dutch Civil Code, also consider as holder of Shares entitled to vote the person specified in a written statement of a member institution as being entitled to a given number of bearer or registered ordinary Shares belonging to its collective depot, and confirming that the person shall remain thus entitled until the conclusion of the meeting, provided that the

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statement concerned has been deposited at the office of Company. The notice to the meeting shall specify the date on which such must be effected at the latest. This date may not fall before the seventh day prior to the date of the meeting.

7. The Shareholders' Body may authorise the Management Board for a maximum period of five years to determine a registration date as referred to in Section 2:119 of the Dutch Civil Code. If the Management Board has determined a registration date, the statement of the member institution referred to in Article 44 paragraph 6 shall only have to include that the ordinary bearer or registered Shares mentioned in the statement formed part of the collective depot of the member institution involved at the registration date and that the person mentioned in the statement was a participant in its collective depot at the registration date for the number of Shares mentioned.
   A statement by an organisation as meant in the Financial Supervision Act or a foreign bank which is under government supervision may also serve as an attendance card as meant in the previous sentence but one, as a result of which the number of shares listed by it in its (collective) stock deposit remains registered in the name of the person referred to in the statement and remains in deposit until and including the day of the meeting.
8. Holders of ordinary registered Shares may only attend the General Meeting of Shareholders, and (to the extent that they are entitled to vote) participate in the voting, in respect of ordinary registered Shares which are registered in their names both on the day referred in Article 44 paragraph 1 and on the day of the meeting, or if a registration date has been determined in accordance with Article 44 paragraph 7, on the registration date.
9. Each Share confers the right to cast one vote.
10. Each person entitled to vote or his proxy shall sign the attendance list.
11. The Supervisory Board members and the Management Board members shall, as such, have the right to render advice in the General Meeting of Shareholders.
12. The chairperson shall decide whether persons other than those who shall be admitted in accordance with that determined in this Article 44 shall be admitted to the meeting.

Article 45. Voting.

1. Except where the law or these Articles of Association require a qualified majority, all resolutions shall be adopted by absolute majority of the votes cast.
2. If in an election of persons a majority is not obtained, a second free vote shall be taken. If again no majority is obtained, revoting shall take place until either one person obtains a majority or the election is between two persons only and there is a tie of votes.
   In the event of such revoting (not including the second free vote), each vote shall be between the persons who participated in the preceding vote, but with the exclusion of the person who received the least number of votes in that preceding vote. If in a preceding vote more than one person received the least number of votes, lot shall decide which of these persons should not participate in the new vote.
   If there is a tie of votes in an election between two persons, lot shall decide who is

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elected, save for that determined in Article 45 paragraph 3.

3. In the event of a tie of votes in an election from a binding nomination, the candidate whose name appears first on the list shall be elected.
4. If there is a tie of votes in a vote other than a vote for the election of persons, the proposal is thus rejected.
5. All votes may be cast orally. The chairperson is, however, entitled to decide a vote by other means.
6. Abstentions and invalid votes shall not be counted as votes.
7. Voting by acclamation shall be possible if none of the persons present and entitled to vote objects thereto.
8. The ruling pronounced by the chairperson of the meeting in respect of the outcome of a vote shall be decisive. The same shall apply to the contents of a resolution passed, in as far as voting related to a proposal not made in writing. If, however, immediately after the ruling is pronounced by the chairperson, its correctness is contested, a new vote shall be taken if so desired by the majority at the meeting or, if the original vote was not taken per capita or by ballot, by a person present who was entitled to vote. As a result of such new vote the legal consequences of the initial vote shall lapse.
9. In the Shareholders' Body, no voting rights may be exercised for any Share held by the Company or a Subsidiary, nor for any Share for which the Company or a Subsidiary holds the depositary receipts. However, pledgees and usufructuaries of Shares owned by the Company or a Subsidiary are not excluded from exercising the voting rights, if the right of pledge or the usufruct was created before the Share was owned by the Company or such Subsidiary. The Company or a Subsidiary may not exercise voting rights for a Share in which it holds a right of pledge or usufruct.
10. When determining how many votes are cast by Shareholders, how many Shareholders are present or represented, or which part of the Company's issued capital is represented, no account shall be taken of Shares for which, pursuant to the law or these Articles of Association, no vote can be cast.

Article 46. Notices and Announcements.

1. All notices of General Meetings of Shareholders and all announcements concerning dividend and other distributions and all other announcements to holders of Shares shall be effected by means of a publication in a nationally distributed daily newspaper or by a way, in due course appropriate according laws and giving of rules, via an electronic public announcement which is till the General Meeting of Shareholders directly and permanent accessible, without prejudice to that provided in Section 2:96a subsection 4 of the Dutch Civil Code.
2. The term "holder of Shares" in Article 46 paragraph 1 shall include persons with DRH-rights.

Article 47. Adoption of Resolutions by the Body of Preferred Shares B Shareholders

1. Resolutions of the holders of preferred Shares B may be adopted in a meeting of holders of preferred Shares B.

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2. Meetings of holders of preferred Shares B are held as often as the Management Board of the Supervisory Board deems such necessary. Each holder of one or more preferred Shares B may request the Management Board to convene a meeting of holders of preferred Shares B. This does not accrue to other Shareholders.
3. The provisions in these Articles of Association with respect to General Meetings of Shareholders shall apply by analogy to meetings of holders of preferred Shares B, in so far as no different regulation is contained in the Articles 47 paragraph 1 and 47 paragraph 2.
4. Resolutions of the holders of preferred Shares B may also be adopted in writing without holding a meeting of holders of preferred Shares B, provided they are adopted by the unanimous vote of all holders of preferred Shares B.

CHAPTER XI. AMENDMENT OF THE ARTICLES OF ASSOCIATION AND CHANGE OF CORPORATE FORM; STATUTORY MERGER AND STATUTORY DEMERGER; DISSOLUTION AND LIQUIDATION.

Article 48. Amendment of the Articles of Association and Change of Corporate Form.

1. The Shareholders' Body may resolve to amend these Articles of Association at the proposal of the Management Board which has been approved by the Supervisory Board.
2. When a proposal to amend these Articles of Association is to be made at a General Meeting of Shareholders, the notice of such meeting must state so and a copy of the proposal, including the verbatim text thereof, shall be deposited and kept available at the Company's office as well as in Amsterdam at the office of a member institution admitted by Euronext, as designated in the notice of the meeting, for inspection by, and must be made available free of charge to, the holders of Shares and the persons with DRH rights, until the conclusion of the meeting. An amendment of these Articles of Association shall be laid down in a notarial deed.
3. The Company may change its corporate form into a different legal form. A change of the corporate form shall require a resolution to change the corporate form adopted by the Shareholders' Body, and a resolution to amend these Articles of Association. A change of the corporate form shall furthermore be subject to the relevant provisions of Book 2 of the Dutch Civil Code. A change of the corporate form shall not terminate the existence of the legal entity.

Article 49. Statutory Merger and Statutory Demerger.

1. The Company may enter into a statutory merger with one or more other legal entities. A merger resolution may only be adopted at the proposal of the Management Board which has been approved by the Supervisory Board and in conformity with a merger proposal prepared by the management boards of the merging legal entities. A merger proposal shall be subject to approval of the Supervisory Board. Within the Company, the merger resolution shall be adopted by the Shareholders' Body. However, in the cases referred to in Section 2:331 of the Dutch Civil Code, the merger resolution may be adopted by the Management Board.
2. The Company may be a party in a statutory demerger. The term "demerger" shall

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include both split up and spin off. A demerger resolution may only be adopted at the proposal of the Management Board which has been approved by the Supervisory Board and in conformity with a demerger proposal to be prepared by the management boards of the parties to the demerger. A demerger proposal shall be subject to approval of the Supervisory Board. Within the Company, the demerger resolution shall be adopted by the Shareholders' Body. However, in the cases referred to in Section 2:334ff of the Dutch Civil Code, the demerger resolution may be adopted by the Management Board.

3. Statutory mergers and statutory demergers shall furthermore be subject to the relevant provisions of Book 2, Title 7, of the Dutch Civil Code.

Article 50. Dissolution and Liquidation.

1. The Shareholders' Body may resolve to dissolve the Company at the proposal of the Management Board which has been approved by the Supervisory Board. When a proposal to dissolve the Company is to be made at a General Meeting of Shareholders, this must be stated in the notice of such meeting.
2. If the Company is dissolved pursuant to a resolution of the Shareholders' Body, the Management Board members shall become liquidators of the dissolved Company's property. The Shareholders' Body may decide to appoint other persons as liquidators.
3. During liquidation, the provisions of these Articles of Association shall remain in force to the extent possible.
4. From the balance remaining after settlement of debts, firstly to the holders of preferred Shares B shall be distributed the possibly outstanding dividends as referred to in Article 35 paragraph 2 of these Articles of Association. Subsequently, as far as possible, on each preferred Share B shall be paid an amount equal to the nominal paid-up amount of the Share involved.
5. The balance remaining after application of Article 50 paragraph 4 shall be transferred to the holders of ordinary Shares, in proportion to the aggregate nominal amount of their ordinary Shares.
6. In addition, the liquidation shall be subject to the relevant provisions of Book 2, Title 1, of the Dutch Civil Code.

Final declaration

Finally, the person, appearing, acting as stated, made the following declarations:

- at this amendment of the articles of association every ordinary share in the company's share capital, with a par value of one euro (€ 1.00), shall be split in +___________ ordinary shares, with a pas value of ten eurocent (€ 0.10);
- that at the time of signing this deed the condition precedent is fulfilled which is stated in the notarial deed of issue of shares, signed on ___________, before the mentioned civil law notary, in which deed, under the condition precedent, the following shares have been issued:

  _________ ordinary Shares, numbered _____ up to and including _____, so that at the time of signing this deed the share capital consist of _________ ordinary Shares and ______ preferred Shares B, numbered ____ up to and including _______;

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- that the person appearing, at the mentioned shareholders' resolution , is appointed to apply for a declaration as mentioned in article 2:235 Dutch Civil Code and the apply for the declaration of no objection at the Ministry of Justice;
- the declaration of no objection was granted by order of the Ministry of Justice on _____________, under number NV ___________, which declaration shall be attached to this present Deed;
- the declaration as mentioned in article 2:72 paragraph 1 sub b of the Dutch Civil Code is attached to this deed.

Attached documents

The following documents are attached tot this deed:

- a photocopy of a shareholders' resolution;
- a ministerial certificate of no objection; and
- an audit report ex article 2:72 sub b of the Dutch Civil Code.

End

The person appearing is known to me, civil law notary.

WHEREOF AN ORIGINAL DEED

was executed in Waalre, the Netherlands, on the date mentioned at the head of this deed. After the gist and explanation of this deed had been stated to the person appearing she declared that she had taken note of the content of this deed in time and did not desire it to be read out in full. Subsequently, after being read out in part, this deed was signed by the person appearing, and me, civil law notary.

21000331 / 21000896 / MZ

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